UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-05823

DOMINI SOCIAL INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

532 Broadway, 9th Floor, New York, New York 10012

(Address of Principal Executive Offices)

Amy Domini Thornton

Domini Social Investments LLC

532 Broadway, 9th Floor

New York, New York 10012

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 212-217-1100

Date of Fiscal Year End: July 31

Date of Reporting Period: July 31, 2011

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 follows.

ANNUAL REPORT 2011	JULY 31, 2011

DOMINI SOCIAL EQUITY FUND®

INVESTOR SHARES, CLASS R SHARES, CLASS A SHARES & INSTITUTIONAL SHARES

DOMINI INTERNATIONAL SOCIAL EQUITY FUNDSM

INVESTOR SHARES & CLASS A SHARES

DOMINI SOCIAL BOND FUND®

INVESTOR SHARES

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TABLE OF CONTENTS

2	Letter from the President

The Way You Invest Matters
4	Domini News
5	Domini Activism
6	Energy

Fund Performance and Holdings
12	Domini Social Equity Fund
22	Domini International Social Equity Fund
31	Domini Social Bond Fund

37	Expense Example

Financial Statements
39	Domini Social Equity Fund
39	Domini International Social Equity Fund
63	Domini Social Bond Fund

75	Board of Trustees’ Approval of Management and Submanagement Agreements

85	Trustees and Officers

88	Proxy Voting Information

88	Quarterly Portfolio Schedule Information

THE WAY YOU INVEST MATTERS®

LETTER FROM THE PRESIDENT

Dear Fellow Shareholders,

The year ending July 31, 2011, was a good one for the financial markets. Investors in stocks and bonds benefited from expanding corporate profits, low inflation, and low interest rates.

The growth of markets did not, however, translate into the economic benefits to Main Street that a standard economic analysis might have predicted. For although large companies have been making profits and accumulating plenty of cash, they have been reluctant to hire. And while the population might have seen some rise in the value of their retirement plans, they continued to suffer ever lower valuations for their homes. These factors drove consumer confidence to a thirty-year low.

The lack of confidence was in part due to fear. In an environment of mortgage foreclosures, layoffs, and global turmoil, that was to be expected. But consumers were also stuck with a surge in prices of things not captured in the classic inflation figures. Healthcare costs for a family of four doubled in less than nine years, while average weekly earnings fell 1.4 percent and the cost of food rose 4.2% over the past year.

But the most crushing increase was the increased cost of gas at the pump. Gas prices have doubled over the past two years. That means that gasoline purchases are coming at the expense of more discretionary purchases. As a nation we have chosen — through policies that subsidize private automobile ownership over complex and reliable rail systems — to force our families to give up a better vacation, a healthier diet, routine dental checkups, and a host of other discretionary purchases in favor of the needed automobile.

Compare this with Europe, where fast, clean, frequent passenger trains are readily available. Germany and France have each cut their oil consumption by 25 percent over the last 25 years.

As noted above, there are many contributing aspects to the reduced proportion of the American family’s budget for discretionary purchases. But the price of energy is particularly unfair. There are alternatives to a carbon-based fuel system. Had we invested billions decades ago to subsidize clean alternatives to carbon fuels, we would have cheaper renewable energy, a cleaner planet, fewer environmentally related diseases, and less greenhouse gas emissions today.

Amory Lovins of the Rocky Mountain Institute has argued for years that the United States has more energy than it needs. He proposes a myriad of means to reduce overall energy usage. He points out that from 1977 through 1985, America, like Germany, understood that dependence on oil

THE WAY YOU INVEST MATTERS®

was a risk, so we instituted several initiatives to curb it. And it worked. During those years, Lovins points out, our GDP rose by twenty-seven percent while oil usage fell by 17 percent.

Socially responsible investors have long understood that it isn’t enough to avoid investing in the worst industries. We must use every tool at our disposal to promote energy efficiency, new and cleaner sources of energy, greater disclosure by energy producers of safety efforts and environmental impact, and greater efforts by every industry to be a part of the solution. We use social and environmental standards to select our stocks, and we use activism to engage energy companies directly about the most pressing issues they face.

This Annual Report is dedicated to energy. We hope that you find our efforts give you some new ideas and some hope that we can still become an energy-efficient nation.

Thank you for your continuing interest in Domini Social Investments and in the field of responsible investing.

Very truly yours,

Amy Domini

amy@domini.com

THE WAY YOU INVEST MATTERS®

DOMINI NEWS

Domini Social Bond Fund Expands Commitments to Communities

The Domini Social Bond Fund added four new high-impact community development investments to its portfolio, including a $250,000 “Job Builder CD” with Hope Federal Credit Union of Jackson, Mississippi, an investment designed to support small businesses and entrepreneurs in economically distressed communities.

In addition, the Fund purchased certificates of deposit with three other community development financial institutions: Community Capital Bank of Virginia, Promerica Bank, and Self Help Federal Credit Union. The Fund purchased certificates of deposit totaling $1 million in these four institutions, and now invests in a total of 14 community banks and credit unions across the country.

The Voice of Domini

Recent publications by Domini leaders included the following:

•

Dilemmas in Responsible Investment, the first book specifically written for teaching and professional training in responsible investment, was published in June 2011 by Greenleaf Publishing. The book was coauthored by Céline Louche, assistant professor at Vlerick Leuven Gent Management School in Belgium, and Steve Lydenberg of Domini. The book examines a range of daily practical dilemmas faced by responsible investment managers as they make investment decisions.

•

Amy Domini has been writing a regular column for Ode magazine since 2007. Her most recent column, “Damned Lies and Statistics,” presents Amy’s response to a climate skeptic she encountered during a recent flight. Amy’s columns are available at www.domini.com.

•

“Fighting Slavery in Brazil: Strengthening Local Solutions” by Adam Kanzer appeared as a chapter in the Social Sustainability Resource Guide published by the Interfaith Center on Corporate Responsibility. The essay, also available at www.domini.com, details our recent successful human rights dialogue with Nucor.

•

“Socially Responsible Investing, Peace, and Social Justice” by Tessie Petion, one of Domini’s lead research analysts, and Steve Lydenberg appeared as a chapter in volume 2 of Peace Movements Worldwide, a three-volume textbook published by Praeger. The chapter discusses how social investors have addressed military weapons and labor standards, and influenced developments in South Africa, Sudan, and Burma.

THE WAY YOU INVEST MATTERS®

DOMINI ACTIVISM

Domini Defends Montana Law Banning Corporate Political Contributions

Last year, the U.S. Supreme Court decided that corporations can spend unlimited amounts of money to influence political elections. The decision unleashed a flood of corporate money in the midterm elections, and overturned numerous state laws, including a 100-year-old law banning corporate political contributions in the state of Montana.

We have long been concerned about the role of corporations in politics, and felt that the Montana case provided an important opportunity to help shape this critical ongoing debate. We filed a legal brief with Montana’s Supreme Court, supporting the state’s effort to keep corporations out of Montana political campaigns. The case will be heard in September.

In May, Domini wrote a letter to President Obama on behalf of investors managing more than $130 billion, strongly endorsing a draft executive order that would require all companies seeking government contracts to publicly disclose their political contributions. Our letter was read into the congressional record at a hearing on the draft order in May.

SHAREHOLDER PROPOSAL VOTE RESULTS

Each year, Domini raises a variety of social and environmental issues at corporate annual meetings, by submitting shareholder proposals to be voted on by all of the company’s shareholders. Vote results for this year’s proposals are listed below. We reached successful agreements with four companies, and were able to withdraw those proposals.

AT&T corporate political spending	31%	3M* corporate political spending	36%
Cisco Systems Internet freedom	Pending	Anadarko Petroleum* hydraulic fracturing	Withdrawn
Coca-Cola toxins in consumer products: bisphenol-A	25.1%	Best Buy* corporate political spending	Withdrawn
Goldman Sachs corporate political spending	13.8%	IBM* corporate political spending	31.4%
JPMorgan Chase corporate political spending	37.4%	Pepsico* corporate political spending	11%
RR Donnelley sustainable forestry	29.4%	Target* corporate political spending	Withdrawn
Southwestern Energy hydraulic fracturing	Withdrawn	*Domini played a supporting role, in coalition with other social investors.

Visit the shareholder activism section of www.domini.com to read our quarterly Social Impact Updates. To stay in touch, sign up for “Domini Updates” on our home page, and look for “Domini Funds” on Facebook and Twitter.

THE WAY YOU INVEST MATTERS®

THE WAY YOU INVEST MATTERS: ENERGY

The accelerating impact of global warming has made the question of how the world sources its energy increasingly urgent.

Burning fossil fuels produces greenhouse gases, including carbon dioxide, that are chiefly responsible for climate change. Yet as of 2009, fossil fuels still represented 81% of the world’s energy consumption.

Corporations can be part of the solution to climate change, and can benefit financially from the transition to an alternative fuel-based economy. Companies that ignore these trends may face financial risks by failing to adequately prepare for the onset of a carbon-constrained world.

At Domini, we seek to invest in corporations that help to reduce the risks of climate change and increase the use of sustainable alternatives to carbon-based fuels — and we avoid many of the oil, coal, electric utility, and automobile companies whose products are contributing most heavily to climate change. We recognize, however, that government must play the central role in making a transition to sustainable energy sources and that corporations and the marketplace alone cannot solve this problem.

Below we discuss how we evaluate different energy sources, and highlight companies that are making a positive contribution to a more sustainable energy future.

Coal

On April 5, 2010, 29 miners died in an underground explosion at a West Virginia coal mine operated by Massey Energy. It was the nation’s worst mine disaster in forty years.

Massey Energy was never held by the Domini Funds. This decision was relatively straightforward, as we rarely approve companies that have substantial involvement in coal mining. Coal ranks high among fossil fuels in the amount of greenhouse gas it emits per unit of energy. The coal mining industry has a long historical pattern of workplace accidents and fatalities. Domini generally excludes railway companies that derive most of their revenue from transporting coal, as their profitability depends on the continued use of coal. We have also excluded marine shipping companies for which transporting coal is a substantial part of their business.

The environmental impacts of coal mining include the destructive practice of mountaintop removal, which can result in deforestation, loss of habitat, contamination of streams and groundwater, and health effects from airborne dust and toxins. When coal is burned in power plants or for other purposes, the coal ash it produces contains arsenic, mercury, lead, and other toxic substances.

THE WAY YOU INVEST MATTERS®

Oil

The exploration, extraction, distribution, and use of oil poses serious social and environmental risks, including climate change, workplace safety, groundwater contamination and other environmental impacts, as well as human rights violations, including the rights of indigenous peoples.

As cheaply available oil becomes more scarce, oil companies are turning to riskier sources, including ultra-deepwater drilling and oil sands. The potential problems associated with deepwater drilling were amply illustrated by last year’s BP disaster in the Gulf.

Oil extraction from oil sands deposits is both environmentally destructive and economically inefficient. The substantial energy required to extract the oil increases its carbon footprint. To produce three barrels of oil from oil sands, the energy equivalent of one barrel must be used. The process is also very water-intensive and produces a massive amount of toxic waste. Domini considers a company’s involvement in oil sands as a serious negative when evaluating it for investment.

Oil extraction has helped to fuel political corruption, internal conflict, and environmental devastation in developing countries, most notably in the Niger Delta. Oil extraction has also been a significant source of revenues for the Khartoum regime, responsible for the ongoing genocide in Darfur.

Domini has responded to these challenges in several ways. Before investing in any energy company, we look carefully at the source of its fuel and its implications for climate change, its human rights record, and its safety record. As a result, we approve very few large oil companies for our portfolios.

We are a signatory to the Extractive Industries Transparency Initiative, an important effort to address political corruption stemming from oil contracts with developing countries, and a founding member of the Conflict Risk Network (CRN), a coalition of institutional investors working to address mass atrocities and avoid genocide in conflict zones. Recently, we collaborated with CRN on a letter to oil and gas companies

ACCOUNTABILITY THROUGH TRANSPARENCY
We applaud the work of the Carbon Disclosure Project (CDP), a coalition of investors managing $71 trillion that surveys the largest companies in the world on their carbon emissions, thereby creating a framework that allows society — including investors and corporate managers — to quantify and reduce these harmful emissions. Domini has been a signatory since the CDP’s inception in 2002.

THE WAY YOU INVEST MATTERS®

operating in Libya, proposing a joint escrow account to hold payments that firms would otherwise make to the Qaddafi regime.

Natural Gas

Natural gas, which is found in coal beds, oil deposits, and rocks, consists primarily of methane. When released into the atmosphere unburned, methane is a potent greenhouse gas. Yet when burned as fuel, it has generally less environmental impact than coal or oil. Domini considers natural gas to be preferable to coal and oil as we transition to more sustainable energy sources. As a result, our energy holdings consist primarily of natural gas companies, and oil companies that derive a significant percentage of revenues from the production of natural gas. Cimarex Energy, for instance, derives about 41% of its revenues from natural gas.

Still, drilling for natural gas presents its own hazards. Hydraulic fracturing, a technique involving high-pressure injection of water, chemicals and particles deep underground to break up shale formations and release trapped natural gas, has become a topic of intense public concern. The Oscar-nominated documentary Gasland and a series of articles in ProPublica and the New York Times focused attention on drinking water contamination, radioactive wastewater, chemical spills, and other risks.

Domini has filed shareholder proposals seeking reports on the known and potential environmental impacts of hydraulic fracturing and policy options to reduce them. We are currently in dialogue with Southwestern Energy about improvements in public disclosure of fracking risks.

Renewable Energy

The future of life as we know it depends upon making a dramatic shift to renewable, sustainable energy sources.

Of global electricity production in 2010, fossil fuels accounted for 67.6% and nuclear 13%. Renewable sources accounted for 19.4%, mostly hydropower (16%). But of the new electric capacity added during 2010, renewable energy accounted for about half. The 2010 growth rate for solar photovoltaic electricity was 72%, for wind power 25%, and for hydropower 3%.

We believe that the risks of nuclear power outweigh its benefits, and therefore continue to exclude companies that are significant owners or operators of nuclear power plants from our portfolios (see our website for more details).

Asian companies have come to dominate the solar electric industry. Although many of these companies are still too small to be eligible for

THE WAY YOU INVEST MATTERS®

investment by our Funds, there are a number of alternative energy companies discussed below that we do invest in.

The Japanese company Kyocera is the world’s sixth largest producer of solar panels, and also manufactures energy-efficient LED lighting products. The German company Q-Cells produces and sells solar cells as a main business. It has reportedly achieved record efficiency rates using CIGS (copper indium gallium selenide) thin-film technology, which is well suited to incorporating solar power cells in windows and walls.

Vestas Wind Systems, based in Denmark, is reportedly the world’s leading supplier of wind power solutions, with 40% of the world market. As of 2009, the Spanish company Gamesa had 146 operational wind farms in 15 countries.

Some companies combine alternative energy with more-conventional sources of power. In addition to 22 cogeneration plants, the U.S. company Calpine produces about 40% of the geothermal electricity generated in the country. Calpine operates 15 geothermal power plants at a complex called The Geysers, reportedly producing enough electricity to power a city the size of San Francisco.

Finally, some companies offer a whole range of renewable energy sources. GS Holdings of South Korea operates what is reportedly the first fuel cell station in the country, uses waste material to produce a second-generation biofuel, and formed a consortium to develop “Smart Grid” programs including a recharging infrastructure for electric cars. The Brazilian electric utility COPEL operates 13 small-scale hydropower plants, and produces about 80% of its electricity from hydro, as well as more than 11% from second-generation biofuels. The Australian utility AGL Energy derives 42% of its energy output from a mix of solar, wind power, hydropower, and geothermal.

In 2007, Google announced it would invest hundreds of millions of dollars in renewable energy, with the goal of producing enough electricity to power the city of San Francisco at a cost cheaper than coal. As of April 2011, it had made five major investments in renewable energy generation projects, totaling more than $350 million. The company also announced an initiative to accelerate the commercialization of plug-in electric cars. Google has invested in wind farms, geothermal energy companies, and an open-source mapping tool called Path to Green Energy, which helps renewable energy developers site their installations.

Energy-Efficient Technologies

The energy we don’t use may be just as important — if not more so — than the energy we do use. In 1989, Amory Lovins coined the term “negawatt” to describe a unit of energy saved. One negawatt equals one

THE WAY YOU INVEST MATTERS®

watt not used. This concept helps us to see energy-efficient technologies as a new energy resource. We look for companies that are aggressive about the energy efficiency of the products and services they provide.

Honda Motor reportedly achieved the highest U.S. overall corporate average fuel economy (CAFE) for 2008, 2009, and 2010. Honda sells about 160,000 hybrid vehicles each year, and in 2008 it began commercial production of a fuel-cell car whose only emission is water. Honda’s subsidiary Honda Soltech sells next-generation solar panels using CIGS technology, and Honda has developed home-based stations that use either natural gas or solar panels to produce electricity and hydrogen to fuel alternative cars and motorcycles. Honda’s advanced diesel technology has also made it the first company to produce diesel cars that meet the stringent U.S. Tier II-BIN 5 emissions standards.

As of 2008, the European vehicle fleet of the French automaker PSA Peugeot Citroen had the third-lowest CO2 emissions among 14 companies evaluated by the European Federation for Transport and Environment. Both Citroen and Peugeot offer diesel hybrid cars, and the company also makes fuel-cell vehicles.

The use of coke (derived from coal) in blast furnaces makes the steel industry among the biggest users of coal. Nucor, the largest steel producer in the U.S., substantially reduces energy and emissions by using electric arc furnaces to recycle steel from scrap. Daido Steel of Japan gets 87% of its supply from scrap metal, and also manufactures photovoltaic systems.

Light-emitting diodes (LEDs) offer significant energy savings over conventional light bulbs. The LED bulb made by the Dutch company Philips Electronics was named one of Time magazine’s “Best Inventions of 2009.” The bulb emits the same amount of light as a 60-watt incandescent but uses less than 10 watts and lasts for 25,000 hours — 25 times as long.

The Japanese company Rohm has established a joint venture to develop organic electroluminescence (OEL), a cutting-edge lighting technology in which a film of organic compounds produces light when stimulated by electricity. OEL may represent the next frontier of efficient lighting.

As of 2009, Emerson Electric derived 44% of its revenue from its process management division, which boosts energy efficiency for automated industrial processes, and its climate technologies division, which offers climate control products for heating, air-conditioning, and refrigeration. That year it purchased SSB Wind Systems, whose technology increases the efficiency of wind turbines by optimizing the blade position.

THE WAY YOU INVEST MATTERS®

The EcoSmart technology used since 1998 by semiconductor company Power Integrations increases the efficiency of integrated circuits in both operating and standby modes. The use of EcoSmart chips has reportedly saved an estimated $4 billion worth of standby power and avoided millions of tons of greenhouse gas emissions.

Advanced Micro Devices (AMD) designs energy efficiency and power management capabilities into its microprocessor products. According to AMD, its Accelerated Processing Units (APUs) have a carbon footprint 40% smaller than previous technology, largely because of efficiencies gained by integrating computing and graphics processors on a single piece of silicon.

Residential housing produces roughly 17% of global greenhouse gas emissions. Daiwa House of Japan makes green buildings for residential and commercial use, including solar-powered houses. In 2009, the company provided solar panels for 2,371 new house units and 41 units of rental housing. As of 2010, it expected that 50% of its orders for new house construction would be for solar houses.

***

Corporations have played a tremendous role in creating our dependency on fossil fuels, and can play an equally large role in steering society towards a more sustainable future powered by alternative clean-fuel technologies. As investors, we also have an important role to play, by communicating to corporations and other investors the tremendous advantages of making these changes, and the serious risks of maintaining the status quo.

The companies named above can be found in the portfolios of the Domini Funds, included herein. Advanced Micro Devices, AGL Energy, Calpine, COPEL, Emerson Electric, Honda Motor, Philips Electronics, Q-Cells, Rohm, and Vestas Wind Systems were approved for investment but were not held by the Funds on 7/31/11. BP and Massey Energy have never been approved for investment by the Domini Funds. The composition of the Funds’ portfolios is subject to change.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The preceding profiles should not be deemed an offer to sell or a solicitation of an offer to buy the stock of any of the companies noted, or a recommendation concerning the merits of any of these companies as an investment.

DOMINI SOCIAL EQUITY FUND

Performance Commentary (Unaudited)

For the year ended July 31, 2011, the Fund’s Investor shares gained 22.01%, outperforming the S&P 500, which returned 19.65%.

The following were among the companies held in the Fund’s portfolio that helped performance the most, relative to the S&P 500:

•	The healthcare company Biogen Idec, whose sales growth for Tysabri, the company’s treatment for multiple sclerosis, drove revenues above expectations.

•	Pioneer Natural Resources, a natural gas company that benefited from increased production.

•	The accessory retailer Coach, which benefited from increased sales.

The following were among the companies in the portfolio that hurt the Fund’s relative performance the most:

•	The consumer products company 3M, whose stock underperformed during the year.

•	The software company Oracle, whose stock gained more than 30% for the year but fell more than 10% during the period when it was held by the Fund.

•	The manufacturing company Titanium Metals, whose stock fell more than 19% for the year.

The Fund’s relative performance was helped by its stock selection in the financial, consumer discretionary, and information technology sectors. The Fund was hurt by its weak stock selection in the consumer staples and materials sectors, and its cash position.

TEN LARGEST HOLDINGS (Unaudited)

SECURITY DESCRIPTION	% NET ASSETS	SECURITY DESCRIPTION	% NET ASSETS
Apple	5.3%	National Oilwell Varco	2.7%
Microsoft	4.1%	DIRECTV	2.6%
JPMorgan Chase	4.1%	McKesson	2.5%
Verizon Communications	3.2%	Devon Energy	2.4%
Intel	3.1%	Gilead Sciences	2.2%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS) (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS
		Investor shares	S&P 500
As of 7/31/11	1 Year	22.01%	19.65%
	5 Year	3.19%	2.39%
	10 Year	2.17%	2.60%
	Since Inception (6/3/91)	7.83%	8.29%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI SOCIAL EQUITY FUND INVESTOR SHARES AND S&P 500 (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

The Fund’s gross annual operating expenses totaled 1.23% of net assets as of 7/31/11. Until 11/30/11, the Fund’s Manager has contractually agreed to limit certain ordinary Investor share expenses to 1.25% of its average daily net assets per annum, absent an earlier modification by the Fund’s Board. The Fund’s total return would have been lower without this limit.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

AVERAGE ANNUAL TOTAL RETURNS
		Class R shares	S&P 500
As of 7/31/11	1 Year	22.29%	19.65%
	5 Year	3.53%	2.39%
	10 Year*	2.43%	2.60%
	Since Inception (6/3/91)*	7.97%	8.29%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI SOCIAL EQUITY FUND CLASS R SHARES AND S&P 500* (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-498-1351 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

The Fund’s gross annual operating expenses totaled 0.85% of net assets as of 7/31/11. Until 11/30/11, the Fund’s Manager has contractually agreed to limit certain ordinary Class R share expenses to 0.90% of its average daily net assets per annum absent an earlier modification by the Fund’s Board. The Fund’s total return would have been lower without this limit.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

*Reflects the performance of the Investor shares for periods prior to the offering of Class R shares, which commenced operations November 28, 2003. This performance has not been adjusted to take into account the lower expenses applicable to Class R shares.

AVERAGE ANNUAL TOTAL RETURNS
		Class A shares (with 4.75% maximum Sales Charge)	Class A shares (without Sales Charge)	S&P 500
As of 7/31/11	1 Year	16.36%	22.16%	19.65%
	5 Year*	2.19%	3.19%	2.39%
	10 Year*	1.68%	2.17%	2.60%
	Since Inception (6/3/91)*	7.57%	7.83%	8.29%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI SOCIAL EQUITY FUND CLASS A SHARES AND S&P 500 (with 4.75% maximum sales charge)* (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-498-1351 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

The Fund’s gross annual operating expenses totaled 2.54% of net assets as of 7/31/11. Until 11/30/11, the Fund’s Manager has contractually agreed to limit certain ordinary Class A share expenses to 1.18% of its average daily net assets per annum absent an earlier modification by the Fund’s Board. The Fund’s total return would have been lower without this limit.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

*Class A shares were not offered prior to November 28, 2008. All performance information for time periods beginning prior to November 28 is the performance of the Investor shares. This performance has not been adjusted to reflect the lower expenses of the Class A shares.

AVERAGE ANNUAL TOTAL RETURNS
		Institutional shares	S&P 500
As of 7/31/11	1 Year	22.55%	19.65%
	5 Year*	3.19%	2.39%
	10 Year*	2.17%	2.60%
	Since Inception (6/3/91)*	7.83%	8.29%

COMPARISON OF $2 MILLION INVESTMENT IN THE DOMINI SOCIAL EQUITY FUND INSTITUTIONAL SHARES AND S&P 500* (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-498-1351 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

The Fund’s gross annual operating expenses totaled 0.82% of net assets as of 7/31/11. Until 11/30/11, the Fund’s Manager has contractually agreed to limit certain ordinary Institutional share expenses to 0.80% of its average daily net assets per annum absent an earlier modification by the Fund’s Board. The Fund’s total return would have been lower without this limit.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

*Institutional shares were not offered prior to November 28, 2008. All performance information for time periods beginning prior to November 28 is the performance of the Investor shares. This performance has not been adjusted to reflect the lower expenses of the Institutional shares.

DOMINI SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS

July 31, 2011

SECURITY	SHARES	VALUE

Common Stocks – 99.6%
Consumer Discretionary – 9.9%
AutoZone Inc (a)	25,100	$7,164,795
Best Buy Co Inc	316	8,722
Chipotle Mexican Grill Inc (a)	15,200	4,933,616
Coach Inc	228,795	14,771,005
Comcast Corp Cl A	497	11,938
DIRECTV Cl A (a)	375,400	19,025,272
Gap Inc/The	151,989	2,931,868
Home Depot Inc	311	10,863
JC Penney Co Inc	336	10,335
Johnson Controls Inc	283	10,457
Lowe’s Cos Inc	435	9,387
Ltd Brands Inc	186,951	7,077,965
McDonald’s Corp	142	12,280
Meredith Corp	312	9,313
NIKE Inc Cl B	127	11,449
Netflix Inc (a)	10,500	2,792,895
priceline.com Inc (a)	13,450	7,231,393
Scholastic Corp	364	10,454
Staples Inc	477	7,661
Starbucks Corp	338	13,550
TJX Cos Inc	45,200	2,499,560
Target Corp	181	9,320
Tiffany & Co	173	13,769
Timberland Co/The Cl A (a)	437	18,699
Time Warner Cable Inc	166	12,169
Viacom Inc Cl B	274	13,267
Walt Disney Co/The	290	11,200
Weight Watchers International Inc	33,900	2,616,741
Whirlpool Corp	122	8,446

		71,258,389

Consumer Staples – 10.5%
Avon Products Inc	374	9,810
Church & Dwight Co Inc	55,600	2,242,904
Coca-Cola Co/The	26,765	1,820,288
Coca-Cola Enterprises Inc	562,600	15,814,685
Costco Wholesale Corp	150	11,738
Delhaize Group SA ADR	50,300	3,647,756
Hansen Natural Corp (a)	65,800	5,041,596

SECURITY	SHARES	VALUE

Consumer Staples (Continued)
JM Smucker Co/The	129,900	$10,121,808
Kimberly-Clark Corp	78,772	5,148,538
Kraft Foods Inc Cl A	344	11,827
Kroger Co/The	212,300	5,279,901
PepsiCo Inc/NC	166	10,631
Procter & Gamble Co/The	169	10,392
Safeway Inc	571,300	11,523,121
Walgreen Co	380,800	14,866,431
Whole Foods Market Inc	216	14,407

		75,575,833

Energy – 11.1%
Anadarko Petroleum Corp	141	11,641
Apache Corp	77,391	9,574,815
Chesapeake Energy Corp	190,600	6,547,110
Cimarex Energy Co	66,600	5,868,792
Devon Energy Corp	222,339	17,498,079
Energen Corp	225,724	13,274,828
National Oilwell Varco Inc	240,862	19,406,251
Nexen Inc	334,800	7,800,840
Pioneer Natural Resources Co	125	11,624
Southwestern Energy Co (a)	293	13,056

		80,007,036

Financials – 16.9%
American Express Co	254	12,710
American Financial Group Inc	192,900	6,554,742
Annaly Capital Management Inc	725,300	12,170,534
BNP Paribas SA ADR	36,100	1,173,611
Bank of Montreal	40,700	2,560,626
CB Richard Ellis Group Inc Cl A (a)	304,800	6,644,640
Canadian Imperial Bank of Commerce	37,200	2,845,314
Capital One Financial Corp	199,400	9,531,320

DOMINI SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2011

SECURITY	SHARES	VALUE

Financials (Continued)
Discover Financial Services	380,800	$9,752,288
ING Groep NV ADR (a)	216,400	2,324,136
JPMorgan Chase & Co	734,537	29,712,022
NASDAQ OMX Group Inc/The (a)	284,800	6,855,136
NYSE Euronext	362	12,113
ORIX Corp ADR	92,900	5,037,967
PNC Financial Services Group Inc	78,300	4,250,907
Reinsurance Group of America Inc	119,500	6,956,095
Royal Bank of Canada	156,400	8,403,372
Toronto-Dominion Bank/The	87,800	7,012,586
US Bancorp	401	10,450

		121,820,569

Health Care – 11.3%
Agilent Technologies Inc (a)	41,300	1,741,208
Amgen Inc (a)	120,007	6,564,383
Becton Dickinson and Co	128	10,702
Biogen Idec Inc (a)	140,300	14,292,361
Bristol-Myers Squibb Co	351,200	10,065,392
Express Scripts Inc (a)	35,600	1,931,656
Gilead Sciences Inc (a)	377,310	15,982,852
McKesson Corp	226,700	18,389,904
Watson Pharmaceuticals Inc (a)	191,500	12,855,395

		81,833,853

Industrials – 8.5%
3M Co	145,626	12,689,850
AGCO Corp (a)	87,700	4,158,734
Cummins Inc	57,499	6,030,495
Herman Miller Inc	422	9,710
Interface Inc Cl A	692	11,086
JetBlue Airways Corp (a)	1,607	7,698
Pitney Bowes Inc	482,600	10,400,030
RR Donnelley & Sons Co	762,129	14,335,645
Roper Industries Inc	40,900	3,338,667

SECURITY	SHARES	VALUE

Industrials (Continued)
Southwest Airlines Co	836	$8,327
Stanley Black & Decker Inc	162	10,655
Timken Co	67,400	2,943,358
United Parcel Service Inc Cl B	149	10,314
WW Grainger Inc	50,500	7,492,685

		61,447,254

Information Technology – 20.8%
Altera Corp	64,300	2,628,584
Apple Inc (a)	98,104	38,307,650
Applied Materials Inc	428,570	5,279,982
Autodesk Inc (a)	56,800	1,953,920
CA Inc	363,300	8,101,590
Cisco Systems Inc	537	8,576
Dell Inc (a)	582,500	9,459,800
EMC Corp (a)	475	12,388
F5 Networks Inc (a)	14,600	1,364,808
FUJIFILM Holdings Corp ADR	50,100	1,507,509
First Solar Inc (a)	84	9,931
Google Inc Cl A (a)	19	11,470
Hewlett-Packard Co	258	9,071
Intel Corp	994,985	22,218,015
International Business Machines Corp	17,774	3,232,202
Lexmark International Inc Cl A (a)	52,500	1,762,425
Mastercard Inc Cl A	26,800	8,127,100
Microsoft Corp	1,090,306	29,874,384
Motorola Mobility Holdings Inc (a)	350	7,833
Motorola Solutions Inc (a)	272	12,210
Oracle Corp	476,600	14,574,428
Power Integrations Inc	267	9,476
Red Hat Inc (a)	42,900	1,805,232
SunPower Corp Cl A (a)	846	16,607
Texas Instruments Inc	333	9,907

DOMINI SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2011

SECURITY	SHARES	VALUE

Information Technology (Continued)
Xerox Corp	943	$8,798
Yahoo! Inc (a)	649	8,502

		150,322,398

Materials – 2.0%
Domtar Corp	62,600	5,004,870
Eastman Chemical Co	96,300	9,301,617
International Paper Co	397	11,791
MeadWestvaco Corp	412	12,830
Nucor Corp	247	9,606

		14,340,714

Telecommunication Services – 5.6%
AT&T Inc	65,567	1,918,490
BT Group PLC ADR	149,300	4,907,491
Brasil Telecom SA ADR	137,200	3,545,248
SK Telecom Co Ltd ADR	283,200	4,508,544
Sprint Nextel Corp (a)	2,576	10,896
Telecom Corp of New Zealand Ltd ADR	254,900	2,908,409
Verizon Communications Inc	655,002	23,115,021

		40,914,099

SECURITY	SHARES	VALUE

Utilities – 3.0%
Cia Paranaense de Energia ADR	76,400	$1,846,588
Cia de Saneamento Basico do Estado de Sao Paulo ADR	75,300	4,494,657
Integrys Energy Group Inc	222	11,147
Pepco Holdings Inc	828,500	15,476,380

		21,828,772

Total Common Stocks – 99.6% (Cost $611,122,423) (b)		719,348,917

Other Assets, less liabilities – 0.4%		3,240,299

Net Assets – 100.0%		$722,589,216

(a) Non-income producing security.

(b) The aggregate cost for federal income tax purposes is $613,219,362. The aggregate gross unrealized appreciation is $116,089,673 and the aggregate gross unrealized depreciation is $9,960,118, resulting in net unrealized appreciation of $106,129,555.

ADR — American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

THIS PAGE INTENTIONALLY LEFT BLANK

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

Performance Commentary (Unaudited)

For the year ended July 31, 2011, the Fund’s Investor shares gained 21.10%, outperforming the MSCI EAFE index, which returned 17.69%.

The following were among the companies held in the Fund’s portfolio that helped performance the most, relative to the MSCI EAFE:

•	The Danish food and beverage company Danisco, which benefited from strong results in its cultures and sweeteners segments, and by improved productivity and new products.

•	The German agricultural company Suedzucker, which reported strong first-quarter results, particularly for sugar processing.

•	The South Korean energy company GS Holdings, whose stock returned almost 148% for the year. GS Holdings’ production of renewable energy is discussed in the energy section of this report.

The following were among the companies in the portfolio that hurt the Fund’s relative performance the most:

•

The French semiconductor company STM Electronics, which was affected by the problems of two major clients with product launches, and by the delay or cancellation of orders as a result of the earthquake in Japan.

•	The Chinese farming company Chaoda Modern Agriculture, whose stock fell more than 62% for the year.

•	The Australian steel company OneSteel, which was affected by weak fundamentals in the steel industry.

The Fund benefited the most from its stock selection in the financial, telecommunications, and materials sectors. The Fund was hurt the most by its underweighting and weak stock selection in consumer staples, and by weak stock selection in the information technology sector.

TEN LARGEST HOLDINGS (Unaudited)

SECURITY DESCRIPTION	% NET ASSETS	SECURITY DESCRIPTION	% NET ASSETS
Sanofi	2.9%	Nissan Motor	1.9%
Vivendi	2.0%	Suedzucker	1.8%
Central Japan Railway	2.0%	Fujifilm Holdings	1.8%
Takeda Pharmaceutical	2.0%	National Australia Bank	1.8%
BT Group	1.9%	Henkel	1.7%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS) (Unaudited)

PORTFOLIO HOLDINGS BY COUNTRY (% OF NET ASSETS) (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS
		Investor shares	MSCI EAFE
As of 7/31/11	1 Year	21.10%	17.69%
	3 Year	-1.78%	-0.75%
	Since Inception (12/27/06)	-4.19%	-1.01%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI INTERNATIONAL SOCIAL EQUITY FUND INVESTOR SHARES AND MSCI EAFE (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

The Fund’s gross annual operating expenses totaled 1.70% of net assets as of 7/31/11. Until 11/30/11, the Fund’s Manager has contractually agreed to limit certain ordinary Investor share expenses to 1.60% of its average daily net assets per annum absent an earlier modification by the Fund’s Board. The Fund’s total return would have been lower without this limit.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini International Social Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money.

The Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) index is an unmanaged index of common stocks. Investors cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS
		Class A shares (with 4.75% maximum Sales Charge)	Class A shares (without Sales Charge)	MSCI EAFE
As of 7/31/11	1 Year	15.30%	21.05%	17.69%
	3 Year*	-3.36%	-1.78%	-0.75%
	Since Inception (12-27-06)*	-5.20%	-4.19%	-1.01%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI INTERNATIONAL SOCIAL EQUITY FUND CLASS A SHARES AND MSCI EAFE (with 4.75% maximum sales charge)* (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

The Fund’s gross annual operating expenses totaled 2.42% of net assets as of 7/31/11. Until 11/30/11, the Fund’s Manager has contractually agreed to limit certain ordinary Class A share expenses to 1.57% of its average daily net assets per annum absent an earlier modification by the Fund’s Board. The Fund’s total return would have been lower without this limit.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini International Social Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money.

The Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) index is an unmanaged index of common stocks. Investors cannot invest directly in an index.

*Class A shares were not offered prior to November 28, 2008. All performance information for time periods beginning prior to November 28 is the performance of the Investor shares. Unless otherwise noted, this performance has not been adjusted to reflect the lower expenses of the Class A shares, but does, where noted, reflect an adjustment for the maximum applicable sales charges of 4.75%.

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS

July 31, 2011

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE

Common Stock – 97.5%
Australia – 5.9%
Bendigo and Adelaide Bank Ltd	Banks	142,808	$1,386,708
CFS Retail Property Trust	Real Estate	165,478	314,461
Commonwealth Property Office Fund	Real Estate	578,230	603,399
CSL Ltd	Pharma, Biotech & Life Sciences	14,395	485,276
Envestra Ltd	Utilities	291,140	217,466
Fairfax Media Ltd	Media	716,319	692,420
GPT Group	Real Estate	281,925	932,138
Mirvac Group	Real Estate	193,112	243,942
National Australia Bank Ltd	Banks	95,121	2,507,654
OneSteel Ltd	Materials	203,561	394,657
Suncorp Group Ltd	Insurance	17,079	138,827
Westpac Banking Corp	Banks	21,423	480,525

			8,397,473

Austria – 2.4%
Atrium European Real Estate Ltd	Real Estate	36,341	233,015
Strabag SE	Capital Goods	27,043	780,908
Voestalpine AG	Materials	45,787	2,377,207

			3,391,130

Belgium – 1.3%
Delhaize Group SA	Food & Staples Retailing	19,649	1,415,169
KBC Groep NV	Banks	14,456	512,685

			1,927,854

Brazil – 2.3%
Banco do Brasil SA	Banks	19,500	329,629
Brasil Telecom SA ADR	Telecommunication Services	24,900	643,416
Cia de Saneamento Basico do Estado de Sao Paulo ADR	Utilities	20,400	1,217,676
Telecomunicacoes de Sao Paulo SA ADR	Telecommunication Services	28,470	903,068
Tim Participacoes SA ADR	Telecommunication Services	3,300	165,132

			3,258,921

China – 0.4%
Chaoda Modern Agriculture Holdings Ltd	Food & Beverage	725,920	291,504
Hopson Development Holdings Ltd	Real Estate	257,357	237,398

			528,902

Denmark – 0.8%
H Lundbeck A/S	Pharma, Biotech & Life Sciences	46,926	1,177,460

			1,177,460

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2011

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE

Finland – 1.2%
Orion OYJ Cl B	Pharma, Biotech & Life Sciences	15,667	$379,127
Sampo OYJ Cl A	Insurance	41,169	1,258,330

			1,637,457

France – 10.9%
AXA SA	Insurance	86,724	1,633,800
BNP Paribas SA	Banks	27,174	1,775,365
France Telecom SA	Telecommunication Services	13,720	284,694
Peugeot SA	Automobiles & Components	17,449	665,470
Sanofi	Pharma, Biotech & Life Sciences	51,778	4,039,448
Societe Generale SA	Banks	8,017	400,162
STMicroelectronics NV	Semiconductors & Semiconductor Equipment	203,237	1,612,125
Vivendi SA	Media	116,781	2,803,339
Wendel SA	Capital Goods	18,756	2,164,546

			15,378,949

Germany – 6.6%
Allianz SE	Insurance	3,412	446,471
Bayerische Motoren Werke AG	Automobiles & Components	24,480	2,456,112
Continental AG (a)	Automobiles & Components	5,822	582,289
Deutsche Telekom AG	Telecommunication Services	121,095	1,886,307
Infineon Technologies AG	Semiconductors & Semiconductor Equipment	117,345	1,181,554
Linde AG	Materials	1,283	230,459
Suedzucker AG	Food & Beverage	73,727	2,606,265

			9,389,457

Greece – 0.3%
Hellenic Petroleum SA	Energy	39,319	362,739

			362,739

Hong Kong – 3.4%
Great Eagle Holdings Ltd	Real Estate	61,019	201,192
Guoco Group Ltd	Diversified Financials	64,000	780,037
Jardine Matheson Holdings Ltd	Capital Goods	16,296	933,924
Jardine Strategic Holdings Ltd	Capital Goods	36,459	1,193,668
New World Development Ltd	Real Estate	60,882	89,825
Swire Pacific Ltd Cl A	Real Estate	29,966	422,127
Wheelock & Co Ltd	Real Estate	296,471	1,264,694

			4,885,467

Hungary – 0.4%
MOL Hungarian Oil and Gas PLC (a)	Energy	5,321	573,595

			573,595

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2011

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE

Ireland – 0.4%
Anglo Irish Bank Corp Ltd (a) (c)	Banks	138,674	$0
Smurfit Kappa Group PLC (a)	Materials	49,539	510,059

			510,059

Italy – 2.1%
Exor SpA	Diversified Financials	14,186	427,887
Pirelli & C SpA	Automobiles & Components	43,921	456,949
Telecom Italia SpA	Telecommunication Services	1,644,119	2,073,181

			2,958,017

Japan – 22.3%
Aeon Co Ltd	Food & Staples Retailing	152,449	1,917,709
Aoyama Trading Co Ltd	Retailing	67,386	1,179,408
Asahi Glass Co Ltd	Capital Goods	152,300	1,761,937
Asahi Kasei Corp	Materials	75,000	529,538
Astellas Pharma Inc	Pharma, Biotech & Life Sciences	45,684	1,773,148
Brother Industries Ltd	Technology Hardware & Equipment	38,200	595,344
Central Japan Railway Co	Transportation	325	2,799,909
Credit Saison Co Ltd	Diversified Financials	19,600	333,142
Dai Nippon Printing Co Ltd	Commercial & Professional Services	99,000	1,123,513
Daito Trust Construction Co Ltd	Real Estate	1,800	173,028
Daiwa House Industry Co Ltd	Real Estate	97,000	1,300,622
Elpida Memory Inc (a)	Semiconductors & Semiconductor Equipment	14,100	130,058
FUJIFILM Holdings Corp	Technology Hardware & Equipment	84,323	2,548,589
Ibiden Co Ltd	Technology Hardware & Equipment	12,600	381,803
Japan Petroleum Exploration Co	Energy	32,200	1,645,667
Kyocera Corp	Technology Hardware & Equipment	3,746	400,369
Mitsubishi Estate Co Ltd	Real Estate	8,000	143,438
Nippon Meat Packers Inc	Food & Beverage	31,000	431,727
Nissan Motor Co Ltd	Automobiles & Components	246,764	2,627,802
ORIX Corp	Diversified Financials	12,693	1,371,416
Seiko Epson Corp	Technology Hardware & Equipment	25,300	431,008
Seino Holdings Corp	Transportation	140,693	1,080,852
Takeda Pharmaceutical Co Ltd	Pharma, Biotech & Life Sciences	58,446	2,782,602
Toppan Printing Co Ltd	Commercial & Professional Services	305,451	2,413,850
Toyo Seikan Kaisha Ltd	Materials	92,598	1,619,475

			31,495,954

Netherlands – 2.5%
Corporate Express NV (a) (c)	Consumer Durables & Apparel	10,034	133,374
ING Groep NV (a)	Diversified Financials	186,623	2,016,693
Koninklijke DSM NV	Materials	24,436	1,391,063

			3,541,130

New Zealand – 0.6%
Telecom Corp of New Zealand Ltd	Telecommunication Services	365,640	838,677

			838,677

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2011

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE

Norway – 1.5%
Petroleum Geo-Services ASA (a)	Energy	27,919	$454,024
TGS Nopec Geophysical Co ASA	Energy	56,117	1,642,134

			2,096,158

Singapore – 0.5%
Jardine Cycle & Carriage Ltd	Retailing	18,690	750,861

			750,861

South Africa – 0.5%
MTN Group Ltd	Telecommunication Services	32,225	695,846

			695,846

South Korea – 2.2%
GS Holdings	Energy	16,510	1,418,767
Hynix Semiconductor Inc	Semiconductors & Semiconductor Equipment	22,340	513,843
KT Corp	Telecommunication Services	6,260	234,832
S-Oil Corp	Energy	2,766	390,908
SK Innovation Co Ltd	Energy	2,415	499,355
SK Telecom Co Ltd	Telecommunication Services	756	105,408

			3,163,113

Spain – 4.2%
Acciona SA	Utilities	21,549	2,237,907
CaixaBank	Banks	125,412	726,816
Corp Financiera Alba	Diversified Financials	20,414	1,086,566
Ebro Foods SA	Food & Beverage	25,709	499,850
Gamesa Corp Tecnologica SA	Capital Goods	93,494	686,533
Sacyr Vallehermoso SA	Capital Goods	83,143	690,335

			5,928,007

Sweden – 3.6%
Atlas Copco AB Cl A	Capital Goods	65,693	1,552,849
Investor AB Cl B	Diversified Financials	64,233	1,396,137
Sandvik AB	Capital Goods	8,444	134,806
Swedbank AB Cl A	Banks	99,942	1,752,409
Trelleborg AB Cl B	Capital Goods	18,427	204,934

			5,041,135

Switzerland – 4.3%
Cie Financiere Richemont SA	Consumer Durables & Apparel	15,918	1,030,974
Clariant AG (a)	Materials	75,447	1,190,765
Holcim Ltd (a)	Materials	7,441	511,675
Lindt & Spruengli AG	Food & Beverage	11	420,211
Novartis AG	Pharma, Biotech & Life Sciences	14,384	885,085
OC Oerlikon Corp AG (a)	Capital Goods	76,244	649,070
Swiss Life Holding AG (a)	Insurance	9,662	1,439,126

			6,126,906

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2011

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE

Taiwan – 0.7%
HTC Corp	Technology Hardware & Equipment	31,500	$937,282

			937,282

United Kingdom – 16.2%
Aviva PLC	Insurance	253,983	1,662,649
BG Group PLC	Energy	23,553	558,283
British Land Co PLC	Real Estate	166,201	1,595,991
BT Group PLC	Telecommunication Services	816,206	2,693,001
Cookson Group PLC	Capital Goods	20,415	215,812
Hammerson PLC	Real Estate	45,734	349,687
HSBC Holdings PLC	Banks	94,189	919,164
Inchcape PLC	Retailing	33,328	213,033
Intercontinental Hotels Group PLC	Consumer Services	46,338	918,851
Kingfisher PLC	Retailing	328,535	1,362,786
Land Securities Group PLC	Real Estate	103,137	1,447,510
Legal & General Group PLC	Insurance	835,731	1,539,218
Mondi PLC	Materials	188,509	1,853,530
Persimmon PLC	Consumer Durables & Apparel	161,296	1,222,696
Rexam PLC	Materials	136,117	830,065
Scottish & Southern Energy PLC	Utilities	40,307	864,763
Taylor Wimpey PLC (a)	Consumer Durables & Apparel	922,352	535,062
Tesco PLC	Food & Staples Retailing	37,126	233,683
Vodafone Group PLC	Telecommunication Services	692,317	1,954,674
Wolseley PLC	Capital Goods	64,128	1,910,580

			22,881,038

Total Common Stocks – 97.5% (Cost $127,825,774)			137,873,587

Preferred Stock – 1.7%
Germany – 1.7%
Henkel AG & Co KGaA	Household & Personal Products	36,470	2,464,196

			2,464,196

Total Preferred Stock (Cost $1,692,870)			2,464,196

Total Investments – 99.2% (Cost $129,518,644) (b)			140,337,783

Other Assets, less liabilities – 0.8%			1,183,878

Net Assets – 100.0%			$141,521,661

(a) Non-income producing security.

(b) The aggregate cost for federal income tax purposes is $133,407,838. The aggregate gross unrealized appreciation is $13,627,153 and the aggregate gross unrealized depreciation is $6,697,208, resulting in net unrealized appreciation of $6,929,945.

(c) Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

ADR — American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

Performance Commentary (Unaudited)

For the year ended July 31, 2011, the Fund returned 2.94%, lagging the Barclays Capital Intermediate Aggregate (BCIA) index, which returned 4.19%.

The Fund’s relative performance for the past twelve months benefited most from its security selection within mortgage-backed securities and its weighting to this sector over the course of the year. Avoidance of U.S. Treasuries also contributed to performance. While the Fund’s exposure to corporate bonds was beneficial, its underweighting to U.S. commercial banks detracted from performance, as this industry outperformed over the year.

These positive contributors to performance were offset by lagging performance of the Fund’s positions in government agency bonds relative to those in the index. The Fund’s commercial mortgage-backed securities, which support affordable multifamily housing, underperformed on a relative basis as well. These government-related securities underperformed riskier issues represented in the benchmark.

Overall, fund performance was positive, albeit lower than the index. Although over the past year less return was earned than available, the conservative positioning of the fund began to pay off in August. The fund’s underexposure to the financial industry within corporate bonds was beneficial as that industry dramatically underperformed the broad market and our more conservative commercial mortgage-backed securities also contributed positively to performance relative to the index.

As of 7/31/11, the Fund invested a total of $3.6 million in 14 community development financial institutions serving low-income communities across the country.

PORTFOLIO COMPOSITION (% OF NET ASSETS) (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS
		Investor shares	BCIA
As of 7/31/11	1 Year	2.94%	4.19%
	5 Year	5.71%	6.38%
	10 Year	4.69%	5.45%
	Since Inception (6/1/ 00)	5.48%	6.23%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI SOCIAL BOND FUND AND BCIA (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

The Fund’s gross annual operating expenses totaled 1.29% of net assets as of 7/31/11. Until 11/30/11, the Fund’s Manager has contractually agreed to limit certain expenses to 0.95% of its average daily net assets per annum absent an earlier modification by the Fund’s Board. The Fund’s total return would have been lower without this limit.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Bond Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money.

The Domini Social Bond Fund is not insured and is subject to market risks, interest rate risks, and credit risks. During periods of rising interest rates, bond funds can lose value. The Fund’s community development investments may be unrated and may carry greater risks than the Fund’s other holdings. The Fund currently holds a large percentage of its portfolio in mortgage-backed securities. During periods of falling interest rates these securities may prepay the principal due, which may lower the Fund’s return by causing it to reinvest at lower interest rates.

The Barclays Capital Intermediate Aggregate Index is an unmanaged index of intermediate-duration fixed-income securities. You cannot invest directly in an index.

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS

July 31, 2011

	Principal Amount	Value (Note 1)

U.S. Government Agency Obligations – 28.0%
Fannie Mae:
31359MLS0, 5.375%, 11/15/2011 (d)	$4,600,000	$4,669,179
31397SB45, 4.500%, 9/25/2023	867,526	948,520
31397SYG3, 3.000%, 5/25/2026	825,000	768,927
31398ATL6, 3.625%, 8/15/2011 (d)	5,000,000	5,006,720
31398PVZ9, 4.500%, 6/25/2021	1,182,764	1,292,317
Federal Home Loan Bank:
02R032687, 3.500%, 12/1/2099 (c)	342,000	333,984
Freddie Mac:
1.750%, 9/10/2015	5,886,000	6,000,459
2.875%, 2/9/2015 (d)	3,955,000	4,205,518
3.750%, 3/27/2019	9,240,000	10,024,088
U.S. Small Business Administration:
2003-10C 1, 3.530%, 5/1/2013	55,405	56,233
2003-20E 1, 4.640%, 5/1/2023	277,577	297,289
2003-20F 1, 4.070%, 6/1/2023	220,647	229,732
2003-20G 1, 4.350%, 7/1/2023	125,714	133,035

Total U.S. Government Agency Obligations (Cost $33,508,676)		33,966,001

U.S. Government Agency Mortgage Securities – 44.4%
Fannie Mae:
13743, 6.310%, VR, 11/1/2019	3,493	3,537
190370, 6.000%, 6/1/2036	1,841,852	2,036,244
254548, 5.500%, 12/1/2032	770,563	841,685
463675, 4.900%, 11/1/2022	1,174,556	1,273,282
464501, 5.450%, 2/1/2025	987,478	1,079,954
555421, 5.000%, 5/1/2033	202,892	217,794
555531, 5.500%, 6/1/2033	744,056	812,732
725422, 5.000%, 4/1/2034	1,125,700	1,208,382
735288, 5.000%, 3/1/2035	260,123	279,147
735500, 5.500%, 5/1/2035	847,510	925,204
735578, 5.000%, 6/1/2035	1,548,584	1,661,358
745275, 5.000%, 2/1/2036	342,404	367,340
745327, 6.000%, 3/1/2036	2,391,155	2,648,003
874332, 6.030%, 2/1/2022	1,106,298	1,214,342
888344, 5.000%, 10/1/2035 (c)	1,239,170	1,329,411
888472, 6.000%, 7/1/2037	1,534,223	1,692,311
889140, 5.500%, 5/1/2037	153,209	167,351
889506, 6.000%, 3/1/2037	483,028	534,913
889529, 6.000%, 3/1/2038 (c)	1,516,168	1,681,871
889990, 5.500%, 9/1/2038	669,323	731,101
890097, 6.000%, 10/1/2038	154,378	170,719
890101, 6.000%, 2/1/2039	640,537	710,542
995213, 6.000%, 7/1/2036	621,713	688,495
995251, 6.000%, 11/1/2038 (c)	422,640	467,114
995724, 6.000%, 4/1/2039	592,658	657,431
AE0115, 5.500%, 12/1/2035	3,987,021	4,343,680
AE0694, 6.000%, 1/1/2039	107,331	119,062

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2011

	Principal Amount	Value (Note 1)

U.S. Government Agency Mortgage Securities (Continued)
Denver Cascade, 3.989%, 9/1/2021 (a)(c)	$401,000	$410,524
FNCI 15 YR Aug TBA, 3.000%, 12/1/2099 (c)	318,000	320,584
FNCI 15 YR Sep TBA, 3.000%, 12/1/2099 (c)	825,000	828,352
Freddie Mac:
FHR 3753DC, 3.500%, 9/15/2039	225,000	214,801
FHR 3768 CB, 3.500%, 12/15/2025	343,000	330,745
FHR 3800 BE, 3.500%, 2/15/2026	433,000	418,831
FHR 3800 CB, 3.500%, 2/15/2026	383,000	370,833
FHR 3806 L, 3.500%, 2/15/2026	1,054,000	1,012,809
FHR 3810 QB, 3.500%, 2/15/2026	1,233,000	1,198,671
FHR 3816 GL, 3.000%, 2/15/2026	483,000	454,196
FHR 3826 BK, 3.000%, 3/15/2026	2,587,000	2,435,361
FHR 3829 BE, 3.500%, 3/15/2026	526,000	509,606
FNR 2010 144 YB, 3.000%, 12/25/2025	1,724,000	1,609,708
FNR 2011 36 DB, 3.000%, 5/25/2026	1,297,000	1,212,350
G01740, 5.500%, 12/1/2034	3,201,198	3,497,165
G02162, 5.500%, 5/1/2036 (c)	1,253,905	1,363,565
G02424, 5.500%, 12/1/2036 (c)	1,836,196	1,996,781
G05368, 6.000%, 9/1/2038	1,333,591	1,473,975
G05671, 5.500%, 8/1/2038	1,498,958	1,630,050
Ginnie Mae CMO:
2003-78 C, 5.247%, VR, 2/16/2031	1,000,000	1,114,131
2006-9 B, 5.269%, VR, 3/16/2037	1,000,000	1,090,009
Government National Mortgage Association:
003931, 6.000%, 12/20/2036	585,405	655,489
2038, 8.500%, 7/20/2025	5,661	6,769
2380, 8.500%, 2/20/2027	11,330	13,694
720334, 4.500%, 7/20/2039	1,416,009	1,510,133
GNR 2007 35 TE, 6.000%, 6/20/2037	210,000	247,462

Total U.S. Government Agency Mortgage Securities (Cost $52,261,262)		53,789,599

Corporate Obligations – 18.2%
Air Products & Chemicals, 4.150%, 2/1/2013	700,000	734,649
Analog Devices, 3.000%, 4/15/2016	333,000	347,189
Bank of Nova Scotia, 3.400%, 1/22/2015	700,000	743,747
Becton Dickinson, 3.250%, 11/12/2020	500,000	490,622
Cisco Systems Inc., 5.500%, 2/22/2016	388,000	449,320
Comcast Corporation, 4.950%, 6/15/2016	600,000	670,947
ENSCO PLC, 4.700%, 3/15/2021	1,364,000	1,435,318
Family Dollar Stores Inc., 5.000%, 2/1/2021	102,000	102,168
FISERV INC, 4.750%, 6/15/2021	1,000,000	1,038,433
Hewlett-Packard Co., 4.500%, 3/1/2013	700,000	743,043
HSBC Bank PLC, 144A, 3.500%, 6/28/2015 (e)	1,000,000	1,039,860
IBM Corp, 5.700%, 9/14/2017	700,000	833,110
Illinois Tool Works, Inc., 6.250%, 4/1/2019	700,000	845,169
JP Morgan Chase & Co, 6.300%, 4/23/2019	700,000	807,108
Juniper Networks Inc., 3.100%, 3/15/2016	128,000	132,669
Kellogg Co., 4.250%, 3/6/2013	700,000	738,358
Kroger Co., 7.500%, 1/15/2014	700,000	802,024

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2011

	Principal Amount	Value (Note 1)

Corporate Obligations (Continued)
NASDAQ OMX Group, 5.550%, 1/15/2020	$542,000	$553,781
Northern Trust Company, 5.200%, 11/9/2012	700,000	740,298
Oracle Corp., 5.750%, 4/15/2018	134,000	158,457
PACCAR Inc, 6.375%, 2/15/2012	700,000	720,640
Praxair Inc., 4.625%, 3/30/2015	647,000	721,919
Royal Bank of Canada, 2.100%, 7/29/2013	1,000,000	1,028,025
Sanofi Aventis, 4.000%, 3/29/2021	1,987,000	2,071,378
SBC Communications, 5.100%, 9/15/2014	600,000	665,036
TD Ameritrade Holding Co, 5.600%, 12/1/2019	700,000	761,658
Toronto Dominion Bank, 2.500%, 7/14/2016	500,000	508,805
United Parcel Service, 3.125%, 1/15/2021	500,000	497,038
Verizon Communications, 5.550%, 2/15/2016	700,000	807,410
Xerox Corporation, 6.350%, 5/15/2018	700,000	825,136

Total Corporate Obligations (Cost $20,404,351)		22,013,315

Corporate Mortgage Securities – 1.0%
CRFCM 2004-1A A 144A, 5.500%, VR, 4/25/2035 (f)	1,143,579	1,269,384

Total Corporate Mortgage Securities (Cost $1,143,579)		1,269,384

Certificates of Deposit – 2.7%
Central Bank of Kansas City, 0.900%, 5/30/2012 (a)	250,000	250,000
City First Bank of D.C., 0.700%, 2/5/2012 (a)	150,000	150,000
Community Capital Bank of Virginia, 1.000%, 2/4/2012 (a)	250,000	250,000
Community Commerce Bank, 0.650%, 6/1/2012 (a)	100,000	100,000
Communitywide Federal Credit Union, 1.200%, 1/29/2012 (a)	250,000	250,000
Hope Federal Credit Union, 0.400%, 2/4/2012 (a)	250,000	250,000
Latino Community Credit Union, 0.900%, 6/1/2012 (a)	250,000	250,000
Liberty Bank and Trust Co., 1.350%, 12/4/2011 (a)	200,000	200,000
Metro Bank, 0.400%, 6/25/2012 (a)	100,000	100,000
Promerica Bank, 0.750%, 2/8/2012 (a)	250,000	250,000
Self Help Federal Credit Union, 1.310%, 12/27/2011 (a)	250,000	250,000
Self-Help Credit Union, 1.310%, 12/12/2011 (a)	250,000	250,000
ShoreBank Pacific, 0.700%, 11/6/2011 (a)	250,000	250,000
Southern Bancorp, 0.750%, 6/20/2012 (a)	250,000	250,000
Wainwright Bank & Trust Co., 0.600%, 12/20/2011 (a)	250,000	250,000

Total Certificates of Deposit (Cost $3,300,000)		3,300,000

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2011

	Principal Amount	Value (Note 1)

Cash Equivalents – 0.3%
Money Market Demand Accounts:
Latino Community Credit Union Money Market, 0.900%, 8/15/2011 (a)	$100,072	$100,072
Self-Help Money Market Demand, 1.010%, 8/15/2011 (a)	100,718	100,718
Southern Bancorp Money Market, 0.550%, 8/15/2011 (a)	100,053	100,053

Total Cash Equivalents (Cost $300,843)		300,843

Total Investments – 94.6% (Cost $110,918,711) (b)		114,639,142

Other Assets, less liabilities – 5.4%		6,512,304

Net Assets – 100.0%		$121,151,446

(a) Securities (other than short-term obligations with remaining maturities of less than 60 days) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

(b) The aggregate cost for book and federal income purposes is $110,961,897. The aggregate gross unrealized appreciation is $3,692,163, and the aggregate gross unrealized depreciation is $14,918, resulting in net unrealized appreciation of $3,677,245.

(c) A portion or all of the security was purchased as a when issued or delayed delivery security.

(d) A portion or all of the security was segregated for collateral for when issued or delayed delivery securities.

(e) This security has been determined to be liquid under guidelines established by the Fund’s Board of Trustees.

(f) This security has been determined to be illiquid under guidelines established by the Fund’s Board of Trustees.

CMO — Collateralized Mortgage Obligation

VR — Variable interest rate. Rate shown is that on July 31, 2011.

144A — Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI FUNDS EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Domini Funds, you incur two types of costs:

(1) Transaction costs such as redemption fees deducted from any redemption or exchange proceeds if you sell or exchange shares of the fund after holding them less than 30 days and sales charges (loads) on Class A shares and

(2) Ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on February 1, 2011, and held through July 31, 2011.

Certain Account Fees

Some accounts are subject to recurring annual service fees and maintenance fees that are not included in the expenses shown in the table. If your account was subject to these fees, then the actual account values at the end of the period would be lower and the actual expense would be higher. You may avoid the annual service fee by choosing paperless electronic delivery of statements, prospectuses, shareholder reports, and other materials.

Actual Expenses

The line of the table captioned “Actual Expenses” below provides information about actual account value and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000.

(2) Multiply your result in step 1 by the number in the first line under the heading “Expenses Paid During Period” in the table.

The result equals the estimated expenses you paid on your account during the period.

Hypothetical Expenses

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s return. The hypothetical account values and expenses may not be used to estimate actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical example that appears in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Name	Expenses	Beginning Account Value as of 2/1/2011	Ending Account Value as of 7/31/2011	Expenses Paid During Period 2/1/2011 – 7/31/2011
Domini Social Equity Fund Investor Shares	Actual Expenses	$1,000.00	$1,049.50	$6.10[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,018.84	$6.01[1]
Domini Social Equity Fund Class A Shares	Actual Expenses	$1,000.00	$1,050.60	$6.00[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,018.94	$5.91[1]
Domini Social Equity Fund Institutional Shares	Actual Expenses	$1,000.00	$1,051.80	$4.07[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.83	$4.01[1]
Domini Social Equity Fund Class R Shares	Actual Expenses	$1,000.00	$1,051.00	$4.32[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.58	$4.26[1]
Domini International Social Equity Fund Investor Shares	Actual Expenses	$1,000.00	$1,026.00	$8.04[2]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,016.86	$8.00[2]
Domini International Social Equity Fund Class A Shares	Actual Expenses	$1,000.00	$1,025.50	$7.88[2]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,017.01	$7.85[2]
Domini Social Bond Fund Investor Shares	Actual Expenses	$1,000.00	$1,032.60	$4.79[3]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.08	$4.76[3]

1Expenses are equal to the Fund’s annualized expense ratio of 1.20% for Investor shares, or 1.18% for Class A shares, or 0.80% for Institutional Class, or 0.85% for Class R shares, multiplied by average account value over the period, multiplied by 181, and divided by 365.

2Expenses are equal to the Fund’s annualized expense ratio of 1.60% for Investor shares, or 1.57% for Class A shares, multiplied by average account value over the period, multiplied by 181, and divided by 365.

3Expenses are equal to the Fund’s annualized expense ratio of 0.95%, multiplied by average account value over the period, multiplied by 181, and divided by 365.

STATEMENTS OF ASSETS AND LIABILITIES

July 31, 2011

	Domini Social Equity Fund	Domini International Social Equity Fund
ASSETS
Investments at value (cost $611,122,423, and $129,518,644, respectively)	$719,348,917	$140,337,783
Cash	3,685,113	1,006,150
Foreign currency, at value (cost $29,015, and $126,757, respectively)	28,831	128,644
Receivable for securities sold	28,742	72,770
Receivable for capital shares	659,530	70,067
Dividend receivable	833,698	218,917
Tax reclaim receivable	9,368	201,154

Total assets	724,594,199	142,035,485

LIABILITIES
Payable for securities purchased	28,831	72,870
Payable for capital shares	727,549	164,088
Management /Sponsorship fee payable	472,556	121,941
Distribution fee payable	561,487	45,173
Other accrued expenses	189,831	86,884
Foreign tax payable	24,729	22,868

Total liabilities	2,004,983	513,824

NET ASSETS	$722,589,216	$141,521,661

NET ASSETS CONSIST OF
Paid-in capital	$799,925,509	$126,820,586
Undistributed net investment income (loss)	980,462	1,021,443
Accumulated net realized gain (loss)	(186,542,856)	2,822,179
Net unrealized appreciation (depreciation)	108,226,101	10,857,453

NET ASSETS	$722,589,216	$141,521,661

NET ASSET VALUE PER SHARE
Investor Shares
Net assets	$561,439,339	$137,184,572

Outstanding shares of beneficial interest	17,789,201	18,471,912

Net asset value and offering price per share*	$31.56	$7.43

Class A Shares
Net assets	$1,909,224	$4,337,089

Outstanding shares of beneficial interest	188,714	560,799

Net asset value*	$10.12	$7.73

Maximum offering price per share (net asset value per share / (1-4.75%))	$10.62	$8.12

Institutional shares
Net assets	$142,809,869

Outstanding shares of beneficial interest	7,268,716

Net asset value and offering price per share*	$19.65

Class R shares
Net assets	$16,430,784

Outstanding shares of beneficial interest	1,747,217

Net asset value and offering price per share*	$9.40

* Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS

For the Year Ended July 31, 2011

	Domini Social Equity Fund	Domini International Social Equity Fund
INCOME
Dividends (net of foreign taxes $194,652, and $384,085, respectively)	$13,826,133	$4,433,495

Investment Income	13,826,133	4,433,495

EXPENSES
Management /Sponsorship fees	5,320,390	1,324,225
Distribution fees – Investor shares	1,408,374	321,911
Distribution fees – Class A shares	4,428	9,145
Transfer agent fees – Investor shares	904,706	272,783
Transfer agent fees – Class A shares	5,163	12,595
Transfer agent fees – Institutional shares	824	-
Transfer agent fees – Class R shares	714	-
Custody and Accounting fees	148,855	180,677
Shareholder Communication fees	60,868	19,143
Miscellaneous	35,843	9,672
Professional fees	64,054	46,089
Shareholder Service fees – Investor shares	76,770	19,305
Shareholder Service fees – Class A shares	539	1,433
Shareholder Service fees – Institutional shares	105	-
Shareholder Service fees – Class R shares	74	-
Trustees fees	58,458	10,591
Registration fees – Investor shares	14,812	27,114
Registration fees – Class A shares	19,704	20,783
Registration fees – Institutional shares	20,594	-
Registration fees – Class R shares	18,520	-

Total expenses	8,163,795	2,275,466
Fees waived and expenses reimbursed	(74,235)	(157,641)
Custody fees paid indirectly	(4,181)	(1,353)

Net expenses	8,085,379	2,116,472

NET INVESTMENT INCOME (LOSS)	5,740,754	2,317,023

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY
NET REALIZED GAIN (LOSS) FROM:
Investments	101,419,270	11,892,780
Foreign currency	14,225	24,600

Net realized gain (loss)	101,433,495	11,917,380
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investments	32,284,894	9,662,031
Translation of assets and liabilities in foreign currencies	(606)	21,990

Net change in unrealized appreciation (depreciation)	32,284,288	9,684,021

NET REALIZED AND UNREALIZED GAIN (LOSS)	133,717,783	21,601,401

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$139,458,537	$23,918,424

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2011	Year Ended July 31, 2010
INCREASE IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$5,740,754	$6,252,154
Net realized gain (loss)	101,433,495	55,077,231
Net change in unrealized appreciation (depreciation)	32,284,288	37,362,275

Net Increase (Decrease) in Net Assets Resulting from Operations	139,458,537	98,691,660

DISTRIBUTIONS AND/OR DIVIDENDS
Dividends to shareholders from net investment income:
Investor shares	(2,875,804)	(3,298,319)
Class A shares	(47,631)	(43,233)
Institutional shares	(1,764,397)	(1,560,595)
Class R shares	(504,906)	(988,780)
Distributions to shareholders from net realized gain:
Investor shares	-	-
Class A shares	-	-
Institutional shares	-	-
Class R shares	-	-
Tax return of capital distribution	-	-

Net Decrease in Net Assets from Distributions and/or Dividends	(5,192,738)	(5,890,927)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	122,592,124	83,680,507
Net asset value of shares issued in reinvestment of distributions and dividends	5,008,963	5,658,256
Payments for shares redeemed	(233,736,371)	(153,207,353)
Redemption fees	8,301	29,370

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(106,126,983)	(63,839,220)

Total Increase (Decrease) in Net Assets	28,138,816	28,961,513

NET ASSETS
Beginning of period	$694,450,400	$665,488,887

End of period	$722,589,216	$694,450,400

Undistributed net investment income (loss)	$980,462	$402,217

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2011	Year Ended July 31, 2010
INCREASE IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$2,317,023	$1,081,631
Net realized gain (loss)	11,917,380	(1,281,371)
Net change in unrealized appreciation (depreciation)	9,684,021	(152,066)

Net Increase (Decrease) in Net Assets Resulting from Operations	23,918,424	(351,806)

DISTRIBUTIONS AND/OR DIVIDENDS
Dividends to shareholders from net investment income:
Investor shares	(2,147,231)	(1,187,968)
Class A shares	(61,474)	(29,978)
Institutional shares	-	-
Class R shares	-	-
Distributions to shareholders from net realized gain:
Investor shares	-	-
Class A shares	-	-
Institutional shares	-	-
Class R shares	-	-
Tax return of capital distribution	-	-

Net Decrease in Net Assets from Distributions and/or Dividends	(2,208,705)	(1,217,946)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	24,147,381	26,464,702
Net asset value of shares issued in Fund Reorganizations	-	70,994,852
Net asset value of shares issued in reinvestment of distributions and dividends	1,581,232	886,459
Payments for shares redeemed	(20,288,113)	(9,676,825)
Redemption fees	479	127

Net Increase (Decrease) in Net Assets from Capital Share Transactions	5,440,979	88,669,315

Total Increase (Decrease) in Net Assets	27,150,698	87,099,563

NET ASSETS
Beginning of period	$114,370,963	$27,271,400

End of period	$141,521,661	$114,370,963

Undistributed net investment income (loss)	$1,021,443	$16,514

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2011		2010		2009		2008		2007
For a share outstanding for the period:
Net asset value, beginning of period	$26.00		$22.83		$28.19		$34.00		$29.73

Income from investment operations:
Net investment income (loss)	0.27		0.22		0.28		0.29		0.23
Net realized and unrealized gain (loss) on investments	5.44		3.09		(5.32)		(4.08)		4.26

Total income from investment operations	5.71		3.31		(5.04)		(3.79)		4.49

Less dividends and distributions:
Dividends to shareholders from net investment income	(0.15)		(0.14)		(0.22)		(0.22)		(0.22)
Distributions to shareholders from net realized gain	-		-		-		(1.80)		-
Tax return of capital [5]	-		-		(0.10)		-		-

Total distributions	(0.15)		(0.14)		(0.32)		(2.02)		(0.22)

Redemption fee proceeds	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$31.56		$26.00		$22.83		$28.19		$34.00

Total return [2]	22.01%		14.51%		-17.48%		-11.84%		15.11%
Portfolio turnover	87%		95%		82%		70%		126%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$561		$562		$550		$775		$1,066
Ratio of expenses to average net assets [3]	1.23%	[4]	1.23%	[4]	1.18%	[4]	1.15%		1.08%
Ratio of net investment income (loss) to average net assets	0.72%		0.77%		1.27%		0.86%		0.66%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, the Sponsor, and the Distributor of the Fund. Had the Manager, the Sponsor, and the Distributor not waived their fees or reimbursed expenses, the ratio of expenses to average net assets would have been 1.23%, 1.29%, 1.31%, 1.24%, and 1.23%, for the years ended July 31, 2011, 2010, 2009, 2008, and 2007, respectively.

4 Ratio of expenses to average net assets includes custody fees paid indirectly. Excluding custody fees paid indirectly the ratio of expenses to average net assets would have been 1.23%, 1.23%, and 1.18% for the years ended July 31, 2011, 2010, and 2009, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND — CLASS A SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,				For the Period November 28, 2008 (commencement of operations) through July 31, 2009
	2011		2010
For a share outstanding for the period:
Net asset value, beginning of period	$8.51		$7.63		$ 6.57

Income from investment operations:
Net investment income (loss)	0.07		0.10		0.06
Net realized and unrealized gain (loss) on investments	1.80		1.01		1.21

Total income from investment operations	1.87		1.11		1.27

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.26)		(0.23)		(0.15)
Distributions to shareholders from net realized gain	-		-		-
Tax return of capital [5]	-		-		(0.06)

Total distributions	(0.26)		(0.23)		(0.21)

Redemption fee proceeds	-		-		-

Net asset value, end of period	$10.12		$8.51		$ 7.63

Total return [2]	22.16%		14.47%		20.66%
Portfolio turnover	87%		95%		82%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$2		$2		$ 1
Ratio of expenses to average net assets [3]	1.18%	[4]	1.18%	[4]	1.18%	[4]
Ratio of net investment income (loss) to average net assets	0.76%		0.81%		1.13%

2 Total return does not reflect sales commissions and is not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, the Sponsor, and the Distributor of the Fund. Had the Manager, the Sponsor, and the Distributor not waived their fees or reimbursed expenses, the ratio of expenses to average net assets would have been 2.54%, 2.56%, and 3.31%, for the years ended July 31, 2011, 2010, and 2009, respectively.

4 Ratio of expenses to average net assets includes custody fees paid indirectly. Excluding custody fees paid indirectly the ratio of expenses to average net assets would have been 1.18%, 1.18% and 1.18% for the years ended July 31, 2011, 2010 and 2009, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND — INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,				For the Period November 28, 2008 (commencement of operations) through July 31, 2009
	2011		2010
For a share outstanding for the period:
Net asset value, beginning of period	$16.26		$14.35		$ 12.13

Income from investment operations:
Net investment income (loss)	0.23		0.21		0.13
Net realized and unrealized gain (loss) on investments	3.42		1.96		2.31

Total income from investment operations	3.65		2.17		2.44

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.26)		(0.26)		(0.15)
Distributions to shareholders from net realized gain	-		-		-
Tax return of capital [5]	-		-		(0.07)

Total distributions	(0.26)		(0.26)		(0.22)

Redemption fee proceeds	-		-		-

Net asset value, end of period	$19.65		$16.26		$ 14.35

Total return [2]	22.55%		15.08%		20.93%
Portfolio turnover	87%		95%		82%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$143		$103		$ 84
Ratio of expenses to average net assets [3]	0.80%	[4]	0.75%	[4]	0.65%	[4]
Ratio of net investment income (loss) to average net assets	1.17%		1.24%		1.66%

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager and the Sponsor of the Fund. Had the Manager and the Sponsor not waived their fees or reimbursed expenses, the ratio of expenses to average net assets would have been 0.82%, 0.83%, and 0.80%, for the years ended July 31, 2011, 2010, and 2009, respectively.

4 Ratio of expenses to average net assets includes custody fees paid indirectly. Excluding custody fees paid indirectly the ratio of expenses to average net assets would have been 0.80%, 0.75% and 0.65% for the years ended July 31, 2011, 2010 and 2009, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND — CLASS R SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2011		2010		2009		2008		2007
For a share outstanding for the period:
Net asset value, beginning of period	$7.91		$7.09		$9.37		$12.85		$11.25

Income from investment operations:
Net investment income (loss)	(1.15)		(0.11)		(0.05)		0.17		0.12
Net realized and unrealized gain (loss) on investments	2.90		1.18		(1.74)		(1.40)		1.62

Total income from investment operations	1.75		1.07		(1.79)		(1.23)		1.74

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.26)		(0.25)		(0.33)		(0.45)		(0.14)
Distributions to shareholders from net realized gain	-		-		-		(1.80)		-
Tax return of capital [5]	-		-		(0.16)		-		-

Total distributions	(0.26)		(0.25)		(0.49)		(2.25)		(0.14)

Redemption fee proceeds	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$9.40		$7.91		$7.09		$9.37		$12.85

Total return [2]	22.29%		15.05%		-17.23%		-11.52%		15.43%
Portfolio turnover	87%		95%		82%		70%		126%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$16		$28		$30		$52		$58
Ratio of expenses to average net assets [3]	0.85%	[4]	0.85%	[4]	0.85%	[4]	0.85%		0.78%
Ratio of net investment income (loss) to average net assets	1.16%		1.16%		1.62%		1.13%		0.89%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager and the Sponsor of the Fund. Had the Manager and the Sponsor not waived their fees or reimbursed expenses, the ratio of expenses to average net assets would have been 0.85%, 0.92%, 0.97%, 0.85%, and 0.89%, for the years ended July 31, 2011, 2010, 2009, 2008, and 2007 respectively.

4 Ratio of expenses to average net assets includes custody fees paid indirectly. Excluding custody fees paid indirectly the ratio of expenses to average net assets would have been 0.85%, 0.85% and 0.85% for the years ended July 31, 2011, 2010 and 2009, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INTERNATIONAL SOCIAL EQUITY FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,								For the period December 27, 2006 (commencement of operations) through July 31, 2007
	2011		2010		2009		2008
For a share outstanding for the period:
Net asset value, beginning of period	$6.24		$6.05		$8.29		$10.25		$10.00

Income from investment operations:
Net investment income (loss)	0.13		0.12		0.11		0.25		0.16
Net realized and unrealized gain (loss) on investments	1.18		0.20		(2.25)		(1.90)		0.22

Total income from investment operations	1.31		0.32		(2.14)		(1.65)		0.38

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.12)		(0.13)		(0.10)		(0.25)		(0.13)
Distributions to shareholders from net realized gain	-		-		-		(0.06)		-

Total distributions	(0.12)		(0.13)		(0.10)		(0.31)		(0.13)

Redemption fee proceeds	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$7.43		$6.24		$6.05		$8.29		$10.25

Total return[2]	21.10%		5.34%		-25.72%		-16.48%		3.82%
Portfolio turnover	84%		85%		85%		91%		46%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$137		$111		$27		$22		$13
Ratio of expenses to average net assets [3]	1.60%	[4]	1.69%	[4]	1.60%	[4]	1.60%		1.58%
Ratio of net investment income (loss) to average net assets	1.75%		1.73%		2.18%		2.77%		3.96%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, the Sponsor, and the Distributor of the Fund. Had the Manager, the Sponsor, and the Distributor not waived their fees or reimbursed expenses, the ratio of expenses to average net assets would have been 1.70%, 2.03%, 2.63%, 3.19%, and 5.87%, for the years ended July 31, 2011, 2010, 2009, 2008, and 2007, respectively.

4 Ratio of expenses to average net assets includes custody fees paid indirectly. Excluding custody fees paid indirectly the ratio of expenses to average net assets would have been 1.60%, 1.70%, and 1.60% for the years ended July 31, 2011, 2010, and 2009, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INTERNATIONAL SOCIAL EQUITY FUND — CLASS A SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,				For the Period November 28, 2008 (commencement of operations) through July 31, 2009
	2011		2010
For a share outstanding for the period:
Net asset value, beginning of period	$6.50		$6.30		$ 5.13

Income from investment operations:
Net investment income (loss)	0.14		0.14		0.08
Net realized and unrealized gain (loss) on investments	1.22		0.20		1.17

Total income from investment operations	1.36		0.34		1.25

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.13)		(0.14)		(0.08)
Distributions to shareholders from net realized gain	-		-		-

Total distributions	(0.13)		(0.14)		(0.08)

Redemption fee proceeds	-		-		-

Net asset value, end of period	$7.73		$6.50		$6.30

Total return [2]	21.05%		5.35%		24.45%
Portfolio turnover	84%		85%		85%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$4		$3		$ 1
Ratio of expenses to average net assets [3]	1.57%	[4]	1.62%	[4]	1.57%	[4]
Ratio of net investment income (loss) to average net assets	1.82%		2.03%		2.31%

2 Total return does not reflect sales commissions and is not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, the Sponsor, and the Distributor of the Fund. Had the Manager, the Sponsor, and the Distributor not waived their fees or reimbursed expenses, the ratio of expenses to average net assets would have been 2.42%, 3.58%, and 6.86%, for the years ended July 31, 2011, 2010, and 2009, respectively.

4 Ratio of expenses to average net assets includes custody fees paid indirectly. Excluding custody fees paid indirectly the ratio of expenses to average net assets would have been 1.57%, 1.63% and 1.58% for the years ended July 31, 2011, 2010 and 2009, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2011

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Social Investment Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Domini Social Investment Trust comprises three separate series: Domini Social Equity Fund, Domini International Social Equity Fund (formerly Domini European PacAsia Social Equity Fund), and Domini Social Bond Fund (each the “Fund,” collectively the “Funds”). The financial statements of the Domini Social Bond Fund are included on page 63 of this report. The Domini Social Equity Fund offers Investor shares, Class A shares, Institutional shares, and Class R shares. The Domini International Social Equity Fund offers Investor shares and Class A shares. The Investor shares, Institutional shares, and Class R shares are sold at their offering price, which is net asset value. The Class A shares are sold with a front-end sales charge (load) of up to 4.75%. Class R shares are generally available only to certain eligible retirement plans and endowments, foundations, religious organizations, and other tax-exempt entities that are approved by the Fund’s Distributor. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets, and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and registration fees, directly attributable to that class. Class R shares are not subject to distribution and service fees.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Funds’ significant accounting policies.

(A) Valuation of Investments. Securities listed or traded on national securities exchanges are valued at the last sale price reported by the security’s primary exchange or, if there have been no sales that day, at the mean of the current bid and ask price that represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the “NOCP”). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2011

the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Securities for which market quotations are not readily available or as a result of an event occurring after the close of the foreign market but before pricing the Funds are valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Board of Trustees. Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Trust’s manager or submanager, as applicable, is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined by consideration of other factors (including the use of an independent pricing service) by or under the direction of the Board of Trustees or its delegates.

The Funds follow a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the Fund’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2011

The following is a summary of the inputs used by the Domini Social Equity Fund as of July 31, 2011, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks
Consumer Discretionary	$71,258,389	$-	$-	$71,258,389
Consumer Staples	75,575,833	-	-	75,575,833
Energy	80,007,036	-	-	80,007,036
Financials	121,820,569	-	-	121,820,569
Health Care	81,833,853	-	-	81,833,853
Industrials	61,447,254	-	-	61,447,254
Information Technology	150,322,398	-	-	150,322,398
Materials	14,340,714	-	-	14,340,714
Telecommunication Services	40,914,099	-	-	40,914,099
Utilities	21,828,772	-	-	21,828,772

Total	$719,348,917	$-	$-	$719,348,917

The following is a summary of the inputs used by the Domini International Social Equity Fund as of July 31, 2011, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks
Consumer Discretionary	$17,498,050	$-	$133,374	$17,631,424
Consumer Staples	10,280,314	-	-	10,280,314
Energy	7,545,472	-	-	7,545,472
Financials	35,873,884	-	-	35,873,884
Health Care	11,522,146	-	-	11,522,146
Industrials	20,298,026	-	-	20,298,026
Information Technology	8,731,975	-	-	8,731,975
Materials	11,438,493	-	-	11,438,493
Telecommunication Services	12,478,237	-	-	12,478,237
Utilities	4,537,812	-	-	4,537,812

Total	$140,204,409	$-	$133,374	$140,337,783

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2011

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Domini International Social Equity Fund

Investments in Securities
Balance as of July 31, 2010	$120,919
Realized Gain (loss)	-
Change in unrealized appreciation (depreciation)	(78,895)
Net purchases (sales)	(474,732)
Transfers in and/or out of Level Three	566,082

Balance as of July 31, 2011	$133,374

The change in unrealized appreciation (depreciation) included in earnings relating to securities still held at July 31, 2011:	$12,455

Transfers from Level 1 to Level 3 included securities valued at $8,927,539 that were transferred as a result of quoted prices in active markets not being readily available. Transfers out of Level 3 into Level 1 included securities valued at $8,361,457 because market values were readily available from a pricing agent for which fair value factors were previously applied.

(B) Repurchase Agreements. The Funds may enter into repurchase agreements with selected banks or broker-dealers. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that collateral, represented by securities (primarily U.S. government agency securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable each Fund to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by another party to the repurchase agreement, retention of the collateral may be subject to legal proceedings.

(C) Foreign Currency Translation. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees.

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2011

The Funds do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates.

(D) Foreign Currency Contracts. When the Funds purchase or sell foreign securities they enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date. There were no open contracts at July 31, 2011.

(E) Investment Transactions, Investment Income and Dividends to Shareholders. The Funds earn income daily, net of Fund expenses. Dividends to shareholders of the Domini International Social Equity Fund, are usually declared and paid semi-annually from net investment income. Dividends to shareholders of the Domini Equity Fund are usually declared and paid quarterly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Funds’ components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income, net of any applicable withholding tax, is recorded on the ex-dividend date or for certain foreign securities, when the information becomes available to the Funds.

(F) Federal Taxes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2011

any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary.

(G) Redemption Fees. Redemptions and exchanges of Fund shares held less than 30 days may be subject to the Funds’ redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Funds and are recorded as an adjustment to paid-in capital.

(H) Other. Income, expenses (other than those attributable to a specific class), gains, and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

(I) Indemnification. The Funds’ organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager/Sponsor. The Funds have retained Domini Social Investments LLC (Domini) to serve as investment manager and administrator. Domini is registered as an investment advisor under the Investment Advisers Act of 1940. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Funds. For its services under the Management Agreements, Domini receives from each Fund a fee accrued daily and paid monthly at the annual rate below of the respective Funds’ average daily net assets before any fee waivers:

Domini Social Equity Fund	0.30% of the first $2 billion of net assets managed, 0.29% of the next $1 billion of net assets managed, and 0.28% of net assets managed in excess of $3 billion

Domini International Social Equity Fund	1.00% of the first $250 million of net assets managed, 0.94% of the next $250 million of net assets managed, and 0.88% of net assets managed in excess of $500 million

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2011

Pursuant to a Sponsorship Agreement (with respect to the Domini Social Equity Fund) Domini provides the Funds with the administrative personnel and services necessary to operate the Funds. In addition to general administrative services and facilities for the Funds similar to those provided by Domini under the Management Agreements, Domini answers questions from the general public and the media regarding the securities holdings of the Funds. For these services and facilities, Domini receives fees accrued daily and paid monthly from the Funds at the annual rate below of the respective Funds’ average daily net assets before any fee waivers:

Domini Social Equity Fund	0.45% of the first $2 billion of net assets managed, 0.44% of the next $1 billion of net assets managed, and 0.43% of net assets managed in excess of $3 billion

Effective November 30, 2010, Domini reduced its fees and reimbursed expenses, not including reorganization related expenses, to the extent necessary to keep the aggregate annual operating expenses of the Domini Social Equity Fund at no greater than 1.25%, 1.18%, 0.80%, and 0.90% of the average daily net assets representing Investor shares, Class A shares, Institutional shares, and Class R shares, respectively. For the periods prior to November 30, 2010, similar arrangements were in effect. The waivers currently in effect are contractual and in effect until November 30, 2011, absent an earlier modification by the Board of Trustees which oversees the Funds.

Effective November 30, 2010, Domini reduced its fees and reimbursed expenses to the extent necessary to keep the aggregate annual operating expenses, not including reorganization expenses, of the Domini International Social Equity Fund no greater than 1.60% and 1.57% of the average daily net assets representing Investor shares and Class A shares, respectively. For the period prior to November 30, 2010, similar arrangements were in effect. The waivers currently in effect are contractual and in effect until November 30, 2011, absent an earlier modification by the Board of Trustees which oversees the Funds.

For the year ended July 31, 2011, Domini waived fees and reimbursed expenses as follows:

	FEES WAIVED	EXPENSES REIMBURSED

Domini Social Equity Fund . . . . . . . . . . . . . . .	$-	$69,163
Domini International Social Equity Fund. . . . .	-	18,363

(B) Submanager. Wellington Management Company, LLP (Wellington) provides investment submanagement services to the Funds on a day-to-day basis pursuant to Submanagement Agreements with Domini.

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2011

(C) Distributor. The Board of Trustees of the Funds has adopted a Distribution Plan with respect to the Funds’ Investor shares and Class A shares in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of Domini (DSILD), acts as agent of the Funds in connection with the offering of Investor shares of the Funds pursuant to a Distribution Agreement. Under the Distribution Plan, the Funds pay expenses incurred in connection with the sale of Investor shares and Class A shares and pay DSILD a distribution fee at an aggregate annual rate not to exceed 0.25% of the average daily net assets representing the Investor shares and Class A shares. For the year ended July 31, 2011, fees waived were as follows:

FEES WAIVED

Domini Social Equity Fund Investor shares	$-
Domini Social Equity Fund Class A shares	4,428
Domini International Social Equity Fund Investor shares	128,700
Domini International Social Equity Fund Class A shares	9,145

DSIL Investment Services, LLC (DSIL), the Fund’s Distributor, has received commissions related to the sales of fund shares. For the year ended July 31, 2011, DSIL received $4,027 and $4,806 from the Domini Social Equity Fund Class A shares and the Domini International Social Equity Fund Class A shares, respectively.

(D) Shareholder Service Agent. The Trust has retained Domini to provide certain shareholder services with respect to the Domini Social Equity Fund and Domini International Social Equity Fund and their shareholders, which services were previously provided by BNY Asset Servicing (“BNY”) or another fulfillment and mail service provider and are supplemental to services currently provided by BNY, pursuant to a transfer agency agreement between each Fund and BNY. For these services, Domini receives fees from each Fund paid monthly at an annual rate of $4.00 per active account. For the year ended July 31, 2011, Domini waived fees as follows:

FEES WAIVED

Domini Social Equity Fund Investor shares	$-
Domini Social Equity Fund Class A shares	539
Domini Social Equity Fund Institutional shares	105
Domini Social Equity Fund Class R shares	-
Domini International Social Equity Fund Investor shares	-
Domini International Social Equity Fund Class A shares	1,433

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2011

3. INVESTMENT TRANSACTIONS

For the year ended July 31, 2011, cost of purchase and proceeds from sales of investments other than short-term obligations were as follows:

	PURCHASES	SALES
Domini Social Equity Fund	$615,197,769	$720,066,079
Domini International Social Equity Fund	115,921,363	109,581,907

Per the Funds’ arrangement with State Street Bank & Trust (“State Street”), credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ expenses (custody fees paid indirectly). For the year ended July 31, 2011, custody fees of the Funds, under these arrangements, were reduced by $4,181 and $1,353 for the Domini Social Equity Fund, and Domini International Social Equity Fund, respectively.

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2011

4. SUMMARY OF SHARE TRANSACTIONS

	Year Ended July 31,
	2011		2010
	Shares	Amount	Shares	Amount

Domini Social Equity Fund

Investor Shares
Shares sold	1,295,361	$39,033,664	2,455,784	$62,923,118
Shares issued in reinvestment of dividends and distributions	92,096	2,747,694	121,541	3,180,304
Shares redeemed	(5,208,504)	(152,345,892)	(5,072,939)	(132,706,899)
Redemption fees	-	6,420	-	12,235

Net increase (decrease)	(3,821,047)	$(110,558,114)	(2,495,614)	$(66,591,242)

Class A Shares
Shares sold	74,857	$712,300	64,707	$551,190
Shares issued in reinvestment of dividends and distributions	4,353	42,037	4,378	37,923
Shares redeemed	(89,208)	(836,176)	(23,111)	(202,647)
Redemption fees	-	-	-	-

Net increase (decrease)	(9,998)	$(81,839)	45,974	$386,466

Institutional Shares
Shares sold	4,098,658	$74,662,791	845,990	$13,618,375
Shares issued in reinvestment of dividends and distributions	90,474	1,715,412	88,242	1,453,774
Shares redeemed	(3,252,067)	(55,944,551)	(438,981)	(7,104,001)
Redemption fees	-	-	-	-

Net increase (decrease)	937,065	$20,433,652	495,251	$7,968,148

Class R Shares
Shares sold	952,415	$8,183,369	828,015	$6,587,824
Shares issued in reinvestment of dividends and distributions	56,980	503,820	122,755	986,255
Shares redeemed	(2,792,975)	(24,609,752)	(1,676,502)	(13,193,806)
Redemption fees	-	1,881	-	17,135

Net increase (decrease)	(1,783,580)	$(15,920,682)	(725,732)	$(5,602,592)

Total
Shares sold	6,421,291	$122,592,124	4,194,496	$83,680,507
Shares issued in reinvestment of dividends and distributions	243,903	5,008,963	336,916	5,658,256
Shares redeemed	(11,342,754)	(233,736,371)	(7,211,533)	(153,207,353)
Redemption fees	-	8,301	-	29,370

Net increase (decrease)	(4,677,560)	$(106,126,983)	(2,680,121)	$(63,839,220)

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2011

	Year Ended July 31,
	2011		2010
	Shares	Amount	Shares	Amount

Domini International Social Equity Fund

Investor Shares
Shares sold	3,094,295	$22,095,171	4,320,249	$26,006,368
Shares issued in Fund reorganization	-	-	10,390,288	67,899,494
Shares issued in reinvestment of dividends and distributions	216,837	1,531,337	139,131	861,703
Shares redeemed	(2,624,959)	(18,641,746)	(1,481,480)	(9,164,965)
Redemption fees	-	302	-	127

Net increase (decrease)	686,173	$4,985,064	13,368,188	$85,602,727

Class A Shares
Shares sold	267,355	$2,052,210	44,445	$458,334
Shares issued in Fund reorganization	-	-	454,785	3,095,358
Shares issued in reinvestment of dividends and distributions	6,709	49,895	3,869	24,756
Shares redeemed	(225,344)	(1,646,367)	(79,453)	(511,860)
Redemption fees	-	177	-	-

Net increase (decrease)	48,720	$455,915	423,646	$3,066,588

Total
Shares sold	3,361,650	$24,147,381	4,364,694	$26,464,702
Shares issued in Fund reorganization	-	-	10,845,073	70,994,852
Shares issued in reinvestment of dividends and distributions	223,546	1,581,232	143,000	886,459
Shares redeemed	(2,850,303)	(20,288,113)	(1,560,933)	(9,676,825)
Redemption fees	-	479	-	127

Net increase (decrease)	734,893	$5,440,979	13,791,834	$88,669,315

5. FEDERAL TAX STATUS

The tax basis of the components of net assets for the Funds at July 31, 2011, is as follows:

	Domini Social Equity Fund	Domini International Social Equity Fund
Undistributed ordinary income	$2,108,316	$4,722,378
Undistributed long term capital gains	-	4,030,924
Capital losses, other losses and other temporary differences	(185,573,771)	(1,020,486)
Unrealized appreciation/(depreciation)	106,129,162	6,968,259

Distributable net earnings/(deficit)	$(77,336,293)	$14,701,075

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2011

The difference between components of Distributable Earnings on a tax basis and the amounts reflected in the statement of assets and liabilities is primarily due to differences in book and tax policies.

For the year ended July 31, 2011, the Funds made the following reclassifications to the components of net assets to align financial reporting with tax reporting:

	Domini Social Equity Fund	Domini International Social Equity Fund
Paid-in capital	$-	$(1,190,573)
Undistributed net investment income (loss)	30,229	896,611
Accumulated net realized gain (loss)	(30,229)	293,962

The Funds have accumulated capital loss carryforwards that will expire as follows:

Year Ending	Domini Social Equity Fund	Domini International Social Equity Fund
2017	72,541,486	1,020,486
2018	113,032,285	-

	$185,573,771	$1,020,486

To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards.

Under recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited time period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2011

For federal income tax purposes, dividends paid were characterized as follows:

	Domini Social Equity Fund		Domini International Social Equity Fund
	Year Ended July 31, 2011	Year Ended July 31, 2010	Year Ended July 31, 2011	Year Ended July 31, 2010
Ordinary income	5,192,738	5,890,927	2,208,705	1,217,946
Long-term capital gain	-	-	-	-

Total	$5,192,738	$5,890,927	$2,208,705	$1,217,946

As of July 31, 2011, tax years 2008 through 2011 remain subject to examination by the Funds’ major tax jurisdictions, which include the United States of America, the Commonwealth of Massachusetts, and New York State.

6. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements.” ASU 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of July 31, 2011, management of the Funds is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Domini Social Investments:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Domini Social Equity Fund and Domini International Social Equity Fund (formerly Domini European PacAsia Social Equity Fund), (collectively the “Funds”), each a fund within the series of Domini Social Investment Trust, as of July 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds as of July 31, 2011, the results of their operations for the year then ended, and the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 23, 2011

DOMINI SOCIAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2011

ASSETS:
Investments at value (cost $110,918,711)	$114,639,142
Cash	13,657,985
Receivable for securities sold	389,297
Interest receivable	828,548
Receivable for capital shares	149,390

Total assets	129,664,362

LIABILITIES:
Payable for securities purchased	8,089,116
Payable for capital shares	310,145
Management fee payable	66,164
Other accrued expenses	30,329
Dividend payable	17,162

Total liabilities	8,512,916

NET ASSETS	$121,151,446

NET ASSETS CONSIST OF:
Paid-in capital	$115,490,949
Undistributed net investment loss	(17,162)
Accumulated net realized gain from investments	1,957,228
Net unrealized appreciation from investments	3,720,431

$121,151,446

NET ASSET VALUE PER SHARE
Net asset value and offering price per share* ($121,151,446÷10,437,965 outstanding shares of beneficial interest)	$11.61

* Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

STATEMENT OF OPERATIONS

For the Year Ended July 31, 2011

INCOME:
Interest income	$3,849,921

EXPENSES:
Management fee	461,579
Administrative fee	288,487
Distribution fees	288,487
Transfer agent fees	254,606
Accounting and custody fees	82,282
Professional fees	41,878
Registration	28,484
Shareholder communications	13,784
Shareholding servicing fees	16,265
Trustees fees	9,491
Miscellaneous	11,209

Total Expenses	1,496,552
Fees paid indirectly	(7,639)
Fees waived and expense reimbursed	(393,408)

Net Expenses	1,095,505

NET INVESTMENT INCOME	2,754,416

NET REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain (loss) on investments	2,794,287
Net change in unrealized appreciation (depreciation) on investments	(2,182,680)

Net realized and unrealized gain (loss) from investments	611,607

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,366,023

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2011	Year Ended July 31, 2010
INCREASE IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$2,754,416	$2,822,876
Net realized gain (loss) on investments	2,794,287	1,538,591
Net change in unrealized appreciation (depreciation) on investments	(2,182,680)	2,132,940

Net Increase (Decrease) in Net Assets Resulting from Operations	3,366,023	6,494,407

DISTRIBUTIONS AND DIVIDENDS:
Dividends to shareholders from net investment income	(2,754,416)	(2,822,990)
Distributions to shareholders from net realized gain	(2,045,023)	-

Net Decrease in Net Assets from Distributions and Dividends	(4,799,439)	(2,822,990)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	32,285,457	35,884,489
Net asset value of shares issued in reinvestment of distributions and dividends	4,534,426	2,649,954
Redemption fee	1,217	3,287
Payment for shares redeemed	(26,229,971)	(20,357,862)

Net Increase in Net Assets from Capital Share Transactions	10,591,129	18,179,868

Total Increase (Decrease) in Net Assets	9,157,713	21,851,285

NET ASSETS:
Beginning of period	111,993,733	90,142,448

End of period (including undistributed net investment income (loss) of $(17,162) and $(11,917), respectively)	$121,151,446	$111,993,733

CAPITAL SHARE TRANSACTIONS IN SHARES:
Sold	2,796,270	3,134,792
Issued in reinvestment of distributions and/or dividends	395,049	230,422
Redeemed	(2,279,384)	(1,772,773)

Net Increase (Decrease)	911,935	1,592,441

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2011		2010		2009		2008		2007
For a share outstanding for the period:
Net asset value, beginning of period	$11.76		$11.36		$10.79		$10.63		$10.59

Income from investment operations:
Net investment income (loss)	0.28		0.33		0.40		0.43		0.43
Net realized and unrealized gain (loss) on investments	0.06		0.40		0.57		0.16		0.04

Total income from investment operations	0.34		0.73		0.97		0.59		0.47

Less dividends and distributions:
Dividends to shareholders from net investment income	(0.28)		(0.33)		(0.40)		(0.43)		(0.43)
Distributions to shareholders from net realized gain	(0.21)		-		-		-		-

Total dividends and distributions	(0.49)		(0.33)		(0.40)		(0.43)		(0.43)

Redemption fee proceeds	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$11.61		$11.76		$11.36		$10.79		$10.63

Total return	2.94%		6.49%		9.15%		5.58%		4.49%
Portfolio turnover	151%		66%		33%		64%		54%
Ratios/supplemental data (annualized):
Net assets, end of period (000s)	$121,151		$111,994		$90,142		$72,550		$72,312
Ratio of expenses to average net assets[2]	0.95%	[3]	0.95%	[3]	0.95%	[3]	0.95%		0.95%
Ratio of net investment income to average net assets	2.39%		2.82%		3.60%		3.96%		4.03%

1 Amount represents less than $0.005 per share.

2 Reflects a waiver of fees by the Manager and the Distributor due to a contractual fee waiver. Had the Manager and the Distributor not waived their fees and reimbursed expenses, the ratio of expenses to average net assets would have been 1.29%, 1.33%, 1.37%, 1.43%, and 1.48%, for the years ended July 31, 2011, 2010, 2009, 2008, and 2007, respectively.

3 Ratio of expenses to average net assets includes custody fees paid indirectly. Excluding custody fees paid indirectly the ratio of expenses to average net assets would have been 0.96%, 0.95%, and 0.95%, for the years ended July 31, 2011, 2010, and 2009, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2011

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Domini Social Bond Fund (the “Fund”) is a series of the Domini Social Investment Trust. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund seeks to provide its shareholders with a high level of current income and total return by investing in bonds and other debt instruments that are consistent with the Fund’s social and environmental standards and the submanager’s security selection approach.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund’s significant accounting policies.

(A) Valuation of Investments. Bonds and other fixed-income securities (other than obligations with maturities of 60 days or less) are valued on the basis of valuations furnished by an independent pricing service, use of which has been approved by the Board of Trustees of the Fund. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Fund.

Securities (other than short-term obligations with remaining maturities of 60 days or less) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

The Funds follow a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the Fund’s own assumptions about market participant assumptions developed based on the best

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2011

information available in the circumstances (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of July 31, 2011, in valuing the Fund’s assets carried at fair value:

	Level 1 – Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

U.S. Government Agency Obligations	$-	$33,966,001	$-	$33,966,001
U.S. Government Agency Mortgage Securities	-	53,379,075	410,524	53,789,599
Corporate Obligations	-	22,013,315	-	22,013,315
Corporate Mortgage Securities	-	1,269,384	-	1,269,384
Certificates of Deposit	-	3,300,000	-	3,300,000
Cash Equivalents	-	300,843	-	300,843

Total	$-	$114,228,618	$410,524	$114,639,142

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities
Balance as of July 31, 2010	$-
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	185,174
Net purchases (sales)	18,967,250
Transfers in and/or out of Level Three	(18,741,900)

Balance as of July 31, 2011	$410,524

The change in unrealized appreciation (depreciation) included in earnings relating to securities still held at July 31, 2011	$3,634

Transfers from Level 2 to Level 3 included securities valued at $3,389,573 that were transferred as a result of quoted prices in active markets not being readily available. Transfers out of Level 3 into Level 2 included securities valued at

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2011

$22,131,473 because market values were readily available from a pricing agent for which fair value factors were previously applied.

(B) Repurchase Agreements. The Fund may enter into repurchase agreements with selected banks or broker-dealers. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund requires that collateral, represented by securities (primarily U.S. government agency securities) in a repurchase transaction, be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by another party to the repurchase agreement, retention of the collateral may be subject to legal proceedings.

(C) Investment Transactions, Investment Income, and Dividends to Shareholders. The Fund earns income daily, net of Fund expenses. Dividends to shareholders are usually declared daily and paid monthly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income is recorded on an accrual basis.

(D) Federal Taxes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary.

(E) Redemption Fees. Redemptions and exchanges of Fund shares held less than 30 days may be subject to the Fund’s redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and are recorded as an adjustment to paid-in capital.

(F) Indemnification. The Funds’ organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2011

unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager/Administrator. The Fund has retained Domini Social Investments LLC (Domini) to serve as investment manager and administrator. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services, including the provision of general office facilities and supervising the overall administration of the Fund. For its services under the Management Agreement, Domini receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.40% of the first $500 million of the Fund’s net assets managed, 0.38% of the next $500 million of the Fund’s net assets managed, and 0.35% of net assets managed in excess of $1 billion. For its services under the Administration Agreement, Domini receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.25% of the Fund’s average daily net assets. For the period from November 30, 2010, until November 30, 2011, Domini is waiving its fee and reimbursing expenses to the extent necessary to keep the aggregate annual operating expenses of the Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 0.95% of the Fund’s average daily net assets. A similar fee waiver arrangement was in effect in prior periods. For the year ended July 31, 2011, Domini reimbursed expenses totaling $104,921.

(B) Submanager. Seix Investment Advisors LLC (“Seix”), a wholly owned subsidiary of RidgeWorth Capital Management, Inc. (“RidgeWorth”) (formerly known as Trusco Capital Management, Inc.) provides investment submanagement services to the Fund on a day-to-day basis pursuant to a Submanagement Agreement with Domini. Prior to April 25, 2008, the submanager’s predecessor, Seix Investment Advisors, Inc., the former fixed-income division of RidgeWorth, provided investment submanagement services to the Fund. RidgeWorth is a wholly owned subsidiary of SunTrust Banks, Inc. Seix Advisors was spun off into Seix in connection with a corporate reorganization of RidgeWorth.

(C) Distributor. The Board of Trustees of the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of Domini (DSILD), acts as agent of the Fund in connection with the offering of shares of the Fund pursuant to a Distribution Agreement. Under the Distribution Plan, the Fund pays expenses incurred in connection with the sale of Fund shares and pays DSILD a distribution fee at an aggregate annual rate not to exceed 0.25% of the Fund’s average daily net assets. For the year ended July 31, 2011, fees waived totaled $288,487.

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2011

(D) Shareholder Service Agent. The Trust has retained Domini to provide certain shareholder services to the Fund and its shareholders, which services were previously provided by BNY Asset Servicing (“BNY”) or another fulfillment and mail service provider and are supplemental to services currently provided by BNY, pursuant to a transfer agency agreement between each Fund and BNY. For these services, Domini receives a fee from the Fund paid monthly at an annual rate of $4.00 per active account.

3. INVESTMENT TRANSACTIONS

For the year ended July 31, 2011, cost of purchase and proceeds from sales of investments other than short-term obligations were as follows:

	PURCHASES	SALES
Government Securities	$169,399,074	$148,714,752
Corporate Obligations	11,733,946	12,742,330

Per the Fund’s arrangement with State Street Bank & Trust (“State Street”), credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses (custody fees paid indirectly). For the year ended July 31, 2011, custody fees of the Fund, under these arrangements, were reduced by $7,639.

4. FEDERAL TAX STATUS

The tax basis of the components of net assets at July 31, 2011 is as follows:

Undistributed ordinary income	$92,648
Undistributed long term gains	1,907,766
Capital losses, other losses and other temporary differences	(17,162)
Unrealized appreciation/(depreciation)	3,677,245

Distributable net earnings/(deficit)	$5,660,497

The difference between components of Distributable Earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to dividends payable.

For the year ended July 31, 2011, the Fund reclassified $5,245 from undistributed net investment income to accumulated net realized gains to align financial reporting and tax reporting.

Under recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited time period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2011

more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, dividends paid were characterized as follows:

	YEAR ENDED
	2011	2010
Ordinary income	$3,555,256	$2,822,990
Long-term capital gain	1,244,183	-

Total	$4,799,439	$2,822,990

As of July 31, 2011, tax years 2008 through 2011 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America, the Commonwealth of Massachusetts, and New York State.

5. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements.” ASU 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of July 31, 2011, management of the Funds is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Domini Social Investment Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Domini Social Bond Fund (the “Fund”), a Fund in the series of the Domini Social Investment Trust, as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Fund as of July 31, 2011, the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 23, 2011

THE DOMINI FUNDS

TAX INFORMATION (Unaudited)

FOR THE YEAR ENDED JULY 31, 2011

The amount of long-term capital gains paid for the year ended July 31, 2011, was as follows:

Domini Social Equity Fund	$-
Domini International Social Equity Fund	-
Domini Social Bond Fund	1,244,183

For dividends paid from net investment income during the year ended July 31, 2011, the Funds designated the following as Qualified Dividend Income:

Domini Social Equity Fund	$12,530,435
Domini International Social Equity Fund	3,999,431

Of the ordinary distributions made by the Domini Social Bond Fund during the fiscal year ended July 31, 2011, 65% has been derived from investments in US Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state-specific information.

For corporate shareholders, 100% of dividends paid from net investment income for the Domini Social Equity Fund were eligible for the corporate dividends received deduction.

	Foreign Tax Paid		Foreign Source Income
	TOTAL	PER SHARE	TOTAL	PER SHARE
Domini International Social Equity Fund	$381,860	$0.02	$4,817,579	$0.25

The foreign taxes paid or withheld per share represent taxes incurred by the Funds on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

APPROVAL OF MANAGEMENT AND SUBMANAGEMENT AGREEMENTS (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of those trustees who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Trustees”), annually review and consider the continuation of the fund’s investment management and submanagement agreements. At its meeting held on April 27, 2011, the Board of Trustees (“Board”) of the Domini Social Equity Fund (the “Equity Fund”), Domini International Social Equity Fund (the “International Fund”), and the Domini Social Bond Fund (the “Bond Fund”) (each a “Fund,” and collectively the “Funds”), including a majority of the Independent Trustees, voted to approve the continuation of the management agreement for the Funds with Domini Social Investments LLC (“Domini”), the continuation of the submanagement agreement between Domini and Wellington Management Company LLP (“Wellington Management”) for the Equity Fund and International Fund; and the continuation of the submanagement agreement between Domini and Seix Investment Advisors, LLC (“Seix,” and together with Domini and Wellington Management, the “Advisers”) for the Bond Fund.

Prior to the April 27, 2011, meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Trustees and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the management and submanagement agreements at the Board’s meeting on April 27, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on each Fund’s performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other service provided to the Funds by the Advisers.

In determining to continue the above-referenced management and submanagement agreements, the Board reviewed and evaluated information and factors it believed to be relevant and appropriate in light of the information that the Trustees deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual Trustees may have weighed certain factors differently, the Board’s determination to continue the management and submanagement agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of such agreements. The Trustees did not identify any particular information or factor that was all-important or controlling. Set forth below is a discussion of the factors that the Board considered with respect to its approval of the above-referenced management and submanagement agreements.

EQUITY FUND

Nature, Quality, and Extent of Services Provided. The Trustees noted that pursuant to the Equity Fund’s management agreement, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to the Equity Fund and for managing the investment of the assets of the Equity Fund, which it does by engaging and overseeing the activities of Wellington Management. They considered that under the management agreement, Domini is responsible for applying social and environmental standards to a universe of securities. In addition, they noted that Domini manages the Equity Fund’s business and affairs, including coordination of the activities of service providers, pursuant to a sponsorship agreement. The Trustees considered the scope and quality of the services provided by Wellington Management, such as the provision of the day-to-day portfolio management of the Equity Fund, including making purchases and sales of socially screened portfolio securities consistent with the Equity Fund’s investment objective and policies.

The Trustees considered the professional experience, tenure, and qualifications of the portfolio management team and the other senior personnel at Domini and Wellington Management. They also considered Domini’s capabilities and experience in the development and application of social and environmental standards and its reputation, leadership in the socially responsible investment community, and quality of management and administrative services provided to the Fund. In addition, they considered the compliance policies, procedures, and record of Domini and Wellington Management. The Trustees concluded that Domini and Wellington Management had the necessary capabilities, resources, and personnel to continue providing services under the management and submanagement agreements.

Investment Results. The Trustees reviewed information provided to them by Domini regarding the net investment returns of the Equity Fund for the year to date, 6-month, and 1-, 3-, 5- and 10-year periods ended December 31, 2010 and February 28, 2011, as well as the Equity Fund’s performance for each full calendar year since inception (June 3, 1991) and cumulative performance from inception, through December 31, 2010 and February 28, 2011. They compared those returns to the returns of the applicable benchmark for the Equity Fund (S&P 500), for the same periods, the performance of the relevant peer group of funds as classified by Strategic Insight, as well as the applicable decile ranks, for the 1-, 3-, 5-, and 10-year periods ended February 28, 2011. The Trustees noted that the Equity Fund Investor shares had slightly underperformed the S&P 500 net of expenses for recent periods including the latest year-to-date, 6-month and 1-year periods, but had outperformed its benchmark for the 3-year period. The Trustees noted that the Equity Fund Investor shares had outperformed its peer group, compared to the group’s median performance for the 1-, 3-, 5- and 10-year periods ended February 28, 2011, and were in the 5th decile for the

1- and 5-year periods and 4th decile for the 3-year period. The Trustees considered that Wellington Management commenced submanagement of the Fund late in 2006, the impact of the legacy performance of the Equity Fund, and the recent market conditions. The Trustees concluded that they had continued confidence in the capability of Domini and Wellington Management to manage the Equity Fund.

Fees and Other Expenses. The Trustees considered the management and submanagement fees paid to Domini and Wellington Management with respect to the Equity Fund, and each entity’s fee waiver arrangements. The Trustees also considered the sponsorship fee rate paid by the Equity Fund to Domini under the sponsorship agreement. The Trustees considered the fees that each of Domini and Wellington Management charges its other clients with similar investment objectives and strategies. The Trustees considered that Domini (and not the Equity Fund) pays Wellington Management from its advisory fee. The Trustees considered the information provided to them by Strategic Insight regarding the level of the Equity Fund Investor shares aggregate management and sponsorship fees versus the median management and administrative fees for a relevant peer group, taking into account the contractual fee waiver arrangement and noted that such fees were lower than the median management and administrative fees of the peer group. The Trustees considered Wellington Management’s representation that the submanagement fee it receives is competitive with the general range of the fees Wellington receives with respect to its standard fee for a similar sized client funds. The Trustees reviewed the total expense ratio of the Equity Fund Investor shares versus the median total expense ratio for a relevant peer group, taking into account Domini’s contractual fee waiver arrangements, and noted that the total expense ratio of the Equity Fund Investor shares was higher than the median total expense ratio of the peer group, and about the same as the median total expense ratio of the peer group net of distribution/marketing. In light of the foregoing, and taking into account such other matters as the Trustees considered relevant in the exercise of their reasonable judgment, the Trustees concluded that the management and submanagement fees payable with respect to the Equity Fund were reasonable and supported continuance of the management and submanagement agreements.

Costs of Services Provided and Profitability. The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of Domini with respect to the advisory and sponsorship services provided, along with a description of the methodology used by Domini in preparing the profitability information. The Trustees also reviewed the financial results realized by Domini as of December 31, 2010. The Trustees concluded that they were satisfied that Domini’s level of profitability with respect to the Equity Fund was reasonable in view of the nature, quality, and extent of services provided.

The Trustees also reviewed Wellington Management’s consolidated balance sheet at December 31, 2010, and its pro-forma income statement for the year ended December 31, 2010, which reflected partnership income as if the firm was in corporate form. The pro-forma statement identified the revenues generated by the Equity Fund as a separate item and reflected assumptions and estimates regarding operating expenses. Based on the information provided, the Trustees concluded that they were satisfied that Wellington Management’s level of profitability with respect to the Equity Fund was not excessive in view of the nature, quality, and extent of services provided to the Equity Fund.

Economies of Scale. The Trustees also considered whether economies of scale would be realized by Domini and Wellington Management as assets grew and the extent to which economies of scale were reflected in the fees charged under the management and submanagement agreements. The Trustees noted that there were breakpoints in the fees charged under the management and submanagement agreements, and related fee waivers. They concluded that breakpoints were an effective way to share economies of scale with shareholders and that this was a positive factor in support of approval of the continuance of the management and submanagement agreements.

Other Benefits. The Trustees considered the other benefits that Domini, Wellington Management, and their respective affiliates receive from their relationship with the Equity Fund. The Trustees reviewed the character and amount of payments received by Domini and its affiliates in connection with the Equity Fund, including sponsorship fees. The Trustees considered that Domini’s profitability would be lower if the benefits related to distribution fees, sales charges, and submanagement fee waivers were not received. The Trustees considered the brokerage practices of Domini and Wellington Management, including their use of soft dollar arrangements. The Trustees also considered the intangible benefits that would continue to accrue to Domini, Wellington Management, and each of their respective affiliates by virtue of their relationship with Equity Fund and the other Domini funds. The Trustees concluded that the benefits received by Domini, Wellington Management, and their respective affiliates were reasonable and supported the approval of the continuance of the management and submanagement agreements.

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

Nature, Quality, and Extent of Services Provided. The Trustees noted that pursuant to the Fund’s management agreement, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to the Fund and for managing the investment of the assets of the Fund, which it does by engaging and overseeing the activities of Wellington Management. They considered that under the management agreement, Domini is responsible for applying social and environmental standards to a universe of securities. The Trustees considered the scope and quality of the services provided by Wellington Management pursuant the submanagement agreement, such as the provision of the day-to-day portfolio management of the Fund, including making purchases and sales of socially screened portfolio securities consistent with the Fund’s investment objective and policies.

The Trustees considered the professional experience, tenure, and qualifications of the portfolio management teams and the other senior personnel at Domini and Wellington Management. They also considered Domini’s capabilities and experience in the development and application of social and environmental standards and its reputation and leadership in the socially responsible investment community, and quality of management and administrative services provided to the Fund. In addition, they considered the compliance policies, procedures, and record of Domini and Wellington Management. The Trustees concluded that Domini and Wellington Management had the necessary capabilities, resources, and personnel to continue providing services under the management and submanagement agreements.

Investment Results. The Trustees reviewed information provided to them by Domini regarding the net investment returns of the International Fund for the year to date, 6-month, and 1- and 3-year periods ended December 31, 2010 and February 28, 2011, as well as the International Fund’s performance for each full calendar year since inception (December 31, 2006) and cumulative performance from inception, through December 31, 2010 and February 28, 2011. They compared those returns to the returns of the applicable benchmark for the International Fund (MSCI EAFE Index), for the same periods, the performance of the relevant peer group of funds as classified by Strategic Insight, as well as the applicable decile ranks, for the 1-, and 3-year periods ended February 28, 2011. The Trustees noted that the International Fund Investor shares had outperformed its benchmark net of expenses for recent periods including the 6-month, and 1-year periods, and slightly underperformed for the year-to-date period ended February 28, 2011. The Trustees noted that the International Fund Investor shares had outperformed its peer group, compared to the group’s median performance, for the 1-year period and slightly underperformed for the 3- year period. The Trustees also note that the International Fund Investor shares were in the 1st and 6th deciles for the 1- and 3-year periods, respectively. The Trustees considered the recent market conditions and the information they received regarding enhancements to Wellington Management’s quantitative model. The Trustees concluded that they had continued confidence in the capability of Domini and Wellington Management to manage the International Fund.

Fees and Other Expenses. The Trustees considered the management and submanagement fees paid to Domini and Wellington Management with respect to the International Fund, and each entity’s fee waiver arrangements. The Trustees considered the fees that each of Domini and Wellington Management charges its other clients with similar investment objectives. The Trustees considered that Domini (and not the Fund) pays Wellington Management from its advisory fee. The Trustees considered the information provided by Strategic Insight regarding the level of the Fund’s management fees versus the median management and administrative fees for a relevant peer group, taking into account Domini’s contractual fee waiver arrangements, and noted that such fees were lower than the median management and administrative fees of the peer group. The Trustees considered Wellington Management’s representation that the submanagement fee it receives is competitive with the general range of the fees Wellington receives with respect to its standard fee for a similar sized client funds. The Trustees reviewed the total expense ratio of the Fund’s Investor shares versus the median total expense ratio for a relevant peer group, taking into account Domini’s contractual fee waiver arrangement, and noted that the total expense ratio of each Fund, after giving effect to contractual expense waivers, was higher than the median total expense ratio of the peer group. In light of the foregoing, and taking into account such other matters as the Trustees considered relevant in the exercise of their reasonable judgment, the Trustees concluded that the management and submanagement fees payable with respect to each Fund were reasonable and supported continuance of the management and submanagement agreements.

Costs of Services Provided and Profitability. The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of Domini with respect to the advisory services provided, along with a description of the methodology used by Domini in preparing the profitability information. The Trustees also reviewed the financial results realized by Domini as of December 31, 2010. The Trustees concluded that they were satisfied that Domini’s level of profitability with respect to the Fund was reasonable in view of the nature, quality, and extent of services provided.

The Trustees also reviewed Wellington Management’s consolidated balance sheet at December 31, 2010, and its pro-forma income statement for the year ended December 31, 2010, which reflected partnership income as if the firm was in corporate form. The pro-forma statement identified the revenues generated by each Fund as a separate item and reflected assumptions and estimates regarding operating expenses. Based on the information provided, the Trustees concluded that they were satisfied that Wellington Management’s level of profitability with respect to the Funds was not excessive in view of the nature, quality, and extent of services provided to each Fund.

Economies of Scale. The Trustees also considered whether economies of scale would be realized by Domini and Wellington Management as assets grew and the extent to which economies of scale were reflected in the fees charged under the management and submanagement agreements. The Trustees noted that there were breakpoints in the fees charged under the management and submanagement agreements. They concluded that breakpoints were an effective way to share economies of scale with shareholders and that this was a positive factor in support of approval of the continuance of the management and submanagement agreements.

Other Benefits. The Trustees considered the other benefits that Domini, Wellington Management, and their respective affiliates receive from their relationship with the International Fund. The Trustees reviewed the character and amount of payments received by Domini and its affiliates in connection with the Fund. The Trustees considered that Domini’s profitability would be lower if the benefits related to distribution fees, sales charges, and submanagement fee waivers were not received. The Trustees considered the brokerage practices of Domini and Wellington Management, including their use of soft dollar arrangements. The Trustees also considered the intangible benefits that would continue to accrue to Domini, Wellington Management, and each of their respective affiliates by virtue of their relationship with each Fund and the other Domini funds. The Trustees concluded that the benefits received by Domini, Wellington Management, and their respective affiliates were reasonable and supported the approval of the continuance of the management and submanagement agreements.

BOND FUND

Nature, Quality, and Extent of Services Provided. The Trustees noted that pursuant to the management agreement for the Bond Fund, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to the Bond Fund and for managing the investment of the assets of the Bond Fund, which it does by engaging and overseeing the activities of Seix. They considered that under the management agreement, Domini is responsible for applying social and environmental standards to a universe of securities. They also noted that Domini is responsible for administrative services to the Fund pursuant to an administration agreement. The Trustees considered the scope and quality of the services provided by Seix pursuant to the submanagement agreement, as amended, such as the provision of the day-to-day portfolio management of the Bond Fund, including making purchases and sales of socially screened portfolio securities consistent with the Bond Fund’s investment objective and policies.

The Trustees considered the professional experience, tenure, and qualifications of the portfolio management team and the other senior personnel at Domini and Seix and that there had been no material changes to the team providing services to the Bond Fund. They also considered Domini’s capabilities and experience in the development and application of social and environmental standards and its reputation and leadership in the socially responsible investment community. The Trustees considered the information they had received from Domini concerning Domini’s social research team and the fact that Domini was responsible for the Bond Fund’s community development investments. They considered the quality of the management and administrative services Domini provided to the Bond Fund. In addition, they considered the compliance policies, procedures, and record of Domini and Seix. The Trustees concluded that they were satisfied with the nature, quality, and extent of services provided by Domini and Seix to the Bond Fund under the management and submanagement agreements.

Investment Results. The Trustees reviewed the net investment performance of the Bond Fund provided to them by Domini for the year to date, 6-month, and 1-, 3-, 5- and 10-year periods ended December 31, 2010 and February 28, 2011, as well as the Bond Fund’s performance for each full calendar year since inception (June 1, 2000) and cumulative performance from inception, through December 31, 2010 and February 28, 2011. They compared those returns to the returns of the applicable benchmark, the Barclays Capital Intermediate Aggregate Index, for the same periods, the performance of relevant peer group of funds as classified by Strategic Insight, as well as the applicable decile ranks for the 1-, 3-, 5-, and 10-year periods ended February 29, 2011. The Trustees noted that the Bond Fund had underperformed relative to its benchmark on a net basis for each period except the 2008 calendar year. The Trustees noted that the Bond Fund had stronger performance gross of fees when compared to the benchmark for the same periods including the negative credit cycle (6/1/07 through 12/31/08). The Trustees noted that the Bond Fund had underperformed its peer group compared to the group’s median performance for the 1-, 3-, and 10-year periods, but had outperformed its SRI peer group’s median performance for the 5-year period. The Trustees noted that the Bond Fund was in the 9th decile for the 1-year period, 4th decile for the 3- and 5-year periods, and 5th decile for the 10-year period. The Trustees considered the recent market conditions, the portfolio’s high portfolio quality, diversification, the consistency of the Fund’s performance, and the submanager’s focus on income rather than risk to drive returns. In light of the foregoing, the Trustees concluded that they had continued confidence in the capability of Domini and Seix to manage the Bond Fund but would monitor closely the performance of the Fund.

Fees and Other Expenses. The Trustees considered the management and submanagement fees paid to Domini and Seix with respect to the Bond Fund. The Trustees also considered the administrative fees paid by the Bond Fund to Domini. The Trustees considered that Domini (and not the Bond Fund) pays Seix from its advisory fee. The Trustees considered the level of the Bond Fund’s management and administrative fees versus the median management and administrative fees for a relevant peer group and compared the Bond Fund’s total expense ratio to the median total expense ratios of those peers, taking into account the agreed-upon waiver of fees, and noted that such fees were lower than the median management and administrative fees of a relevant peer group, net of applicable waivers. The Trustees considered that the submanagement fees Seix receives with respect to the Bond Fund are consistent with the fees Seix charges with respect to other accounts with similar investment objectives and strategies. The Trustees reviewed the total expense ratio of the Bond Fund versus the median total expense ratio for a relevant peer group, taking into account the agreed-upon waiver of management fees, and noted that the total expense ratio of the Bond Fund, after giving effect to contractual expense waivers, was slightly higher than the median total expense ratio of the relevant peer group. In light of the foregoing, and taking into account and the size of the Bond Fund and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment, the Trustees concluded that the management and submanagement fees payable with respect to the Bond Fund are reasonable and supported continuance of the management and submanagement agreements.

Costs of Services Provided and Profitability. The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of Domini with respect to the advisory and administrative services provided to the Bond Fund in 2009, along with a description of the methodology used by Domini in preparing the profitability information. The Trustees also reviewed the financial results realized by Domini as of December 31, 2010. The Trustees concluded that they were satisfied that Domini’s level of profitability with respect to the Bond Fund was reasonable in view of the nature, quality, and extent of services provided.

The Trustees also reviewed the most recent annual report for SunTrust Banks, Inc. (the parent company of Seix). The Trustees considered Seix’s profit margin with respect to the Bond Fund in comparison to the industry data provided by Domini. Based on the information provided, the Trustees concluded that they were satisfied that Seix’s level of profitability with respect to the Bond Fund was not excessive in view of the nature, quality, and extent of services provided.

Economies of Scale. The Trustees also considered whether economies of scale would be realized by Domini and Seix as assets grew and the extent to which economies of scale were reflected in the fees charged under the management and submanagement agreements. The Trustees noted that there were breakpoints in the fees charged under each agreement. They concluded that breakpoints were an effective way to share economies of scale with shareholders and that this was a positive factor in support of approval of the continuance of the management and submanagement agreements.

Other Benefits. The Trustees considered the other benefits that Domini, Seix, and their respective affiliates receive from their relationship with the Bond Fund, noting that Seix and its affiliates provide no other services to the Domini funds. The Trustees reviewed the character and amount of payments received by Domini and its affiliates in connection with the Bond Fund and the other Domini funds. The Trustees considered that Domini’s profitability would be lower if the benefits related to distribution fees and administrative services were not received. The Trustees considered the brokerage practices of Domini and Seix, and noted that neither Domini nor Seix received the benefit of “soft dollar” commissions in connection with the Bond Fund. The Trustees also considered the intangible benefits that would continue to accrue to Domini, Seix, and each of their respective affiliates by virtue of their relationship with the Bond Fund and the other Domini funds. The Trustees concluded that the benefits received by Domini, Seix, and their respective affiliates were reasonable and supported the approval of the continuance of the management and submanagement agreements.

TRUSTEES AND OFFICERS

The following table presents information about each Trustee and each Officer of the Domini Social Investment Trust (the “Trust”) as of July 31, 2011. Asterisks indicate that those Trustees and Officers are “interested persons” (as defined in the Investment Company Act of 1940) of the Trust. Each Trustee and each Officer of the Trust noted as an interested person is interested by virtue of his or her position with Domini Social Investments LLC as described below. Unless otherwise indicated below, the address of each Trustee and each Officer is 532 Broadway, 9th Floor, New York, NY 10012. Neither the Funds nor the Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office. No Trustee or Officer is a director of a public company or a registered investment company other than, with respect to the Trustees, the Domini Funds.

INTERESTED TRUSTEE AND OFFICER
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in the Domini Family of Funds Overseen by Trustee

Amy L. Domini* (61) Chair, Trustee, and President of the Trust since 1990	CIO (since 2010), CEO (since 2002), Member (since 1997), and Manager (since 1997), Domini Social Investments LLC; Manager, DSIL Investment Services LLC (since 1998); Manager, Domini Holdings LLC (holding company) (since 2002); Trustee, New England Quarterly (periodical) (since 1998); Trustee, Episcopal Church Pension Fund (1994-2006); Private Trustee, Loring, Wolcott & Coolidge Office (fiduciary) (since 1987); Partner (since 1994), Member (since 2010), Loring, Wolcott & Coolidge Fiduciary Advisors, LLP (investment advisor); Board Member, Partners for the Common Good (community development nonprofit) (2005-2008); Chair, Director, and President, Domini Foundation (nonprofit humanitarian organization) (2004-2009).	3
DISINTERESTED TRUSTEES
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in the Domini Family of Funds Overseen by Trustee

Julia Elizabeth Harris (63) Trustee of the Trust since 1999	Executive Vice President, UNC Partners, Inc. (financial management) (1990-2010); Lead Independent Trustee of the Trust (since 2010); Consultant, Harris Associates (management consulting firm) (1978 to present).	3

Kirsten S. Moy (64) Trustee of the Trust since 1999	Board Member, Community Reinvestment Fund (since 2003); Director, Scale Initiatives, The Aspen Institute (research and education) (2010 to present), Director, Economic Opportunities Program, The Aspen Institute (research and education) (2001-2010); Director, NCB Capital Impact (2006-2008); Director, Law Income Investment Fund (community revitalization nonprofit) (since 2009).	3

DISINTERESTED TRUSTEES (continued)
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in the Domini Family of Funds Overseen by Trustee

Gregory A. Ratliff (51) Trustee of the Trust since 1999	Senior Program Officer, Bill & Melinda Gates Foundation (philanthropy) (since 2007); Community Investment Consultant (self-employment) (since 2002); Senior Fellow, Aspen Institute (nonprofit) (2002-2008).	3

John L. Shields (58) Trustee of the Trust since 2004	President, Advisor Guidance, Inc. (management consulting firm) (since 2010); Managing Principal, MainStay Consulting Group, LLC (management consulting firm) (since 2006); Director, Adverplex, Inc. (technology company) (since 2008); Advisory Board Member, Vestmark, Inc. (software company) (since 2003); CEO and President, Open Investing, Inc. (investment adviser) (2006-2007); Vice President, AdvisorNow, Inc. (search engine marketing) (2006-2007).	3
OFFICERS
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in the Domini Family of Funds Overseen by Trustee

Megan L. Dunphy* (41) Secretary of the Trust since 2005	Deputy General Counsel (since 2009), Mutual Fund Counsel (2005-2009), Domini Social Investments LLC; Secretary, Domini Funds (since 2005).	N/A

Adam M. Kanzer* (45) Chief Legal Officer of the Trust since 2003 Vice President of the Trust since 2007	Managing Director (since 2007), General Counsel and Director of Shareholder Advocacy (since 1998), Domini Social Investments LLC; Chief Legal Officer (since 2003), Vice President (since 2007), Domini Funds; Member, Securities and Exchange Commission Investor Advisory Committee (2009-2010); Director, Global Network Initiative (nonprofit human rights organization) (since 2010).	N/A

Carole M. Laible* (47) Treasurer of the Trust since 1997 Vice President of the Trust since 2007	President (since 2005), Member (since 2006), Chief Operating Officer (since 2002), Domini Social Investments LLC; President and CEO (since 2002), Chief Compliance Officer (since 2001), Chief Financial Officer, Secretary, and Treasurer (since 1998), DSIL Investment Services LLC; Treasurer (since 1997), Vice President (since 2007), Domini Funds.	N/A

Douglas Lowe* (55) Assistant Secretary of the Trust since 2007	Senior Compliance Manager and Counsel, Domini Social Investments LLC (since 2006); Assistant Secretary, Domini Funds (since 2007).	N/A

Meaghan O’Rourke-Alexander* (31) Assistant Secretary of the Trust since 2007	Senior Compliance Analyst (since 2009), Compliance Associate (2005 to 2009), Domini Social Investments LLC; Assistant Secretary, Domini Funds (since 2007).	N/A

OFFICERS (continued)
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in the Domini Family of Funds Overseen by Trustee

Christina Povall* (41) Assistant Treasurer of the Trust since 2007	Director of Finance, Domini Social Investments LLC (since 2004); Assistant Treasurer, Domini Funds (since 2007).	N/A

Maurizio Tallini* (37) Chief Compliance Officer of the Trust since 2005 Vice President of the Trust since 2007	Member and Managing Director (since 2007), Chief Compliance Officer (since 2005), Domini Social Investments LLC; Vice President (since 2007). Chief Compliance Officer (since 2005), Domini Funds.	N/A

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling the following toll-free number: 1-800-582-6757.

PROXY VOTING INFORMATION

The Domini Funds have established Proxy Voting Policies and Procedures that the Funds use to determine how to vote proxies relating to portfolio securities. The Domini Funds’ Proxy Voting Policies and Procedures are available, free of charge, by calling 1-800-762-6814, by visiting www.domini.com/shareholder-advocacy/Proxy-Voting/index.htm, or by visiting the EDGAR database on the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. All proxy votes cast for the Domini Funds are posted to Domini’s website on an ongoing basis over the course of the year. An annual record of all proxy votes cast for the Funds during the most recent 12-month period ended June 30 can be obtained, free of charge, at www.domini.com, and on the EDGAR database on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION

The Domini Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Domini Funds’ Forms N-Q are available on the EDGAR database on the SEC’s website at http://www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to be viewed at www.domini.com.

DOMINI FUNDS

P.O. Box 9785

Providence, RI 02940-9785

1-800-582-6757

www.domini.com

Investment Manager, Sponsor, and Distributor:

Domini Social Investments LLC (Investment Manager and Sponsor)

DSIL Investment Services LLC (Distributor)

532 Broadway, 9th floor

New York, NY 10012

Investment Submanagers:

Domini Social Equity Fund

Domini International Social Equity Fund

Wellington Management Company, LLP

280 Congress Street

Boston, MA 02210

Domini Social Bond Fund

Seix Investment Advisors LLC

10 Mountain View Road, Suite C-200

Upper Saddle River, NJ 07458

Transfer Agent:

BNY Mellon Asset Servicing

760 Moore Road

King of Prussia, PA 19406

Custodian:

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Independent Registered Public Accounting Firm:

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Legal Counsel:

Bingham McCutchen LLP

One Federal Street

Boston, MA 02110

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Domini Social Equity Fund Investor Shares: CUSIP 257132100 | DSEFX Class A Shares: CUSIP 257132860 | DSEPX Institutional Shares: CUSIP 257132852 | DIEQX Class R Shares: CUSIP 257132308 | DSFRX	Domini International Social Equity Fund Investor Shares: CUSIP 257132704 | DOMIX Class A Shares: CUSIP 257132886 | DOMAX Domini Social Bond Fund Investor Shares: CUSIP 257132209 | DSBFX

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Item 2.	Code of Ethics.

(a) As of the end of the period covered by this report on Form N-CSR, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer.

(c) Not applicable.

(d) Not applicable.

(e) Not applicable.

(f) Registrant is filing its code of ethics with this report.

Item 3.	Audit Committee Financial Expert.

John L. Shields, a member of the Audit Committee, has been determined by the Board of Trustees of the registrant in its reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in the instructions to Form N-CSR. In addition, Mr. Shields is an “independent” member of the Audit Committee as defined in the instructions to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

For the fiscal years ended July 31, 2011, and July 31, 2010, the aggregate audit fees billed to the registrant by KPMG LLP (“KPMG”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, are shown in the table below:

Fund	2011	2010

Domini Social Equity Fund	$34,500	$34,500
Domini Social Bond Fund	$28,500	$28,500
Domini International Social Equity Fund (formerly Domini European PacAsia Social Equity Fund)	$28,500	$28,500

(b) Audit-Related Fees

There were no audit-related fees billed by KPMG for services rendered for assurance and related services to the registrant that were reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as audit fees, for the fiscal years ended July 31, 2011, and July 31, 2010.

There were no audit-related fees billed by KPMG for the fiscal years ended July 31, 2011, and July 31, 2010 that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Domini Social Investments LLC and entities controlling, controlled by, or under common control with Domini Social Investments LLC (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the registrant (“Service Providers”).

(c) Tax Fees

In each of the fiscal years ended July 31, 2011, and July 31, 2010, the aggregate tax fees billed by KPMG for professional services rendered for tax compliance, tax advice, and tax planning for the registrant are shown in the table below:

Fund	2011	2010

Domini Social Equity Fund	$6,000	$4,860
Domini Social Bond Fund	$6,000	$4,860
Domini European Social Equity Fund	None	$4,860
Domini International Social Equity Fund (formerly Domini European PacAsia Social Equity Fund)	$6,000	$4,860
Domini PacAsia Social Equity Fund	None	$4,860

There were no tax fees billed by KPMG for the fiscal years ended July 31, 2011, and July 31, 2010 that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of the registrant’s Service Providers.

(d) All Other Fees

There were no other fees billed by KPMG for the fiscal year ended July 31, 2011 for other non-audit services rendered to the registrant. For the fiscal year ended July 31, 2010, the aggregate fees billed by KPMG for its review of the reorganization of the Domini Funds effective March 19, 2010, and the related Form N-14 filing were $3,210, $2,709, and $1,081 for the Domini European Social Equity Fund, Domini International Social Equity Fund, and Domini PacAsia Social Equity Fund, respectively.

There were no other fees billed by KPMG for the fiscal years ended July 31, 2011, and July 31, 2010 that were required to be approved by the registrant’s Audit Committee for other non-audit services rendered on behalf of the registrant’s Service Providers.

(e)(1) Audit Committee Preapproval Policy: The Registrant’s Audit Committee Preapproval Policy is set forth below:

1.	Statement of Principles

The Audit Committee is required to preapprove audit and non-audit services performed for each series of the Domini Social Investment Trust, (each such series a “Fund” and collectively, the “Funds”) by the independent registered public accountant in order to assure that the provision of such services does not impair the accountant’s independence. The Audit Committee also is required to preapprove non-audit services performed by the Funds’ independent registered public accountant for the Funds’ investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Funds, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Funds. The preapproval of these services also is intended to assure that the provision of the services does not impair the accountant’s independence.

Unless a type of service to be provided by the independent registered public accountant has received preapproval, it will require separate preapproval by the Audit Committee. Also, any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee. When considering services for preapproval the Audit Committee will take into account such matters as it deems appropriate or advisable, including applicable rules regarding auditor independence.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services for the Funds, that have the preapproval of the Audit Committee. The term of any preapproval is 12 months from the date of preapproval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of preapproved services based on subsequent determinations.

Notwithstanding any provision of this Policy, the Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis and grandfathered services.

2.	Delegation

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting. By adopting this Policy the Audit Committee does not delegate to management the Audit Committee’s responsibilities to preapprove services performed by the independent auditor.

3.	Audit Services

The annual Audit services engagement terms and fees for the Funds will be subject to the preapproval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope or other matters.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other Audit services, which are those services that only the independent registered public accountant reasonably can provide. The Audit Committee has preapproved the Audit services listed in Appendix A. All Audit services not listed in Appendix A must be separately preapproved by the Audit Committee.

4.	Audit-Related Services

Audit-related services are assurance and related services for the Funds that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent registered public accountant. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the accountant, and has preapproved the Audit-related services listed in Appendix B. All Audit-related services not listed in Appendix B must be separately preapproved by the Audit Committee.

5.	Tax Services

The Audit Committee believes that the independent registered public accountant can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the accountant’s independence. However, the Audit Committee will not permit the retention of the independent registered public accountant in connection with a transaction initially recommended by the independent registered public accountant, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has preapproved the Tax services listed in Appendix C. All Tax services not listed in Appendix C must be separately preapproved by the Audit Committee.

6.	All Other Services

The Audit Committee may grant preapproval to those permissible non-audit services for the Funds classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the accountant. The Audit Committee has preapproved the All Other services listed in Appendix D. Permissible All Other services not listed in Appendix D must be separately preapproved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7.	Preapproval Fee Levels

Preapproval fee levels for all services to be provided by the independent registered public accountant to the Funds, and applicable non-audit services to be provided by the accountant to the Funds’ investment adviser and its affiliates, will be established periodically by the Audit Committee. Any proposed services exceeding these levels will require specific preapproval by the Audit Committee.

8.	Supporting Documentation

With respect to each service that is separately preapproved, the independent auditor will provide detailed back-up documentation, which will be provided to the Audit Committee, regarding the specific services to be provided.

9.	Procedures

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent registered public accountant and the Funds’ treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Policy of which it becomes aware.

Appendix A – Audit Committee Preapproval Policy

Preapproved Audit Services

for

October 22, 2010 through October 31, 2011

Service	Fee Range
Statutory audits or financial audits (including tax services associated with non-audit services)	As presented to Audit Committee in a separate engagement letter[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters	Not to exceed $9,000 per filing

Appendix B – Audit Committee Preapproval Policy

Preapproved Audit-Related Services

for

October 22, 2010 through October 31, 2011

Service	Fee Range
Consultations by Fund management with respect to the accounting or disclosure treatment of securities, transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies	Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of Funds’ semi-annual financial statements	Not to exceed $2,000 per set of financial statements per fund
Regulatory compliance assistance	Not to exceed $5,000 per quarter
Training Courses	Not to exceed $5,000 per course

Appendix C – Audit Committee Preapproval Policy

Preapproved Tax Services

for

October 22, 2010 through October 31, 2011

Service	Fee Range
Review of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	As presented to Audit Committee in a separate engagement letter[1]
Tax assistance and advice regarding statutory, regulatory or administrative developments	Not to exceed $5,000 for the Funds’ or for the Funds’ investment adviser during the Pre-Approval period
Assistance with custom tax audits and related matters	Not to exceed $15,000 per Fund during the Pre-Approval Period
Tax Training Courses	Not to exceed $5,000 per course during the Pre-Approval Period
M & A tax due diligence services associated with Fund mergers including: review of the target fund’s historical tax filings, review of the target fund’s tax audit examination history, and hold discussions with target management and external tax advisors. Advice regarding the target fund’s overall tax posture and
historical and future tax exposures.	Not to exceed $8,000 per merger during the Pre-Approval Period

Tax services related to the preparation of annual PFIC statements and annual Form 5471 (Controlled Foreign Corporation for structured finance vehicles)	Not to exceed $20,000 during the Pre-Approval Period

Appendix D – Audit Committee Preapproval Policy

Preapproved All Other Services

for

October 22, 2010 through October 31, 2011

Service	Fee Range
No other services for the Pre-Approval Period have been specifically preapproved by the Audit Committee.	N/A

Exhibit 1 – Audit Committee Preapproval Policy

Prohibited Non-Audit Services

¡	Bookkeeping or other services related to the accounting records or financial statements of the audit client

¡	Financial information systems design and implementation

¡	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

¡	Actuarial services

¡	Internal audit outsourcing services

¡	Management functions

¡	Human resources

¡	Broker-dealer, investment adviser or investment banking services

¡	Legal services

¡	Expert services unrelated to the audit

1 For new funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing funds, pro-rated in accordance with inception dates as provided in the auditors’ proposal or any engagement letter covering the period at issue. Fees in the engagement letter will be controlling.

(e)(2) None, or 0%, of the services relating to the audit-related fees, tax fees, and all other fees paid by the registrant disclosed above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

(f) According to KPMG for the fiscal year ended July 31, 2011, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than KPMG’s full-time, permanent employees is as follows:

Fund	2011

Domini Social Equity Fund	0%
Domini Social Bond Fund	0%
Domini International Social Equity Fund	0%

(g) There were no non-audit services rendered to the registrant’s Service Providers for the fiscal years ended July 31, 2011 and July 31, 2010.

The aggregate non-audit fees billed by KPMG for services rendered to the registrant for the fiscal year ended July 31, 2011 was $ 18,000. These fees related to the 2011 Tax Fees described in Item 4 (c). The aggregate non-audit fees billed by KPMG for services rendered to the registrant for the fiscal year ended July 31, 2010, were $33,800. These fees related to the 2010 Tax Fees described in Item 4 (c) and KPMG’s review of the reorganization of the Domini Funds effective March 19, 2010, and the related Form N-14 filing.

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.	Schedule of Investments.

(a) The Schedule of Investments is included as part of the report to stockholders filed under Item 1.

(b) Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may submit recommendations for nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) Within 90 days prior to the filing of this report on Form N-CSR, Amy Domini Thornton, the registrant’s President and Principal Executive Officer, and Carole M. Laible, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) of the Investment Company Act of 1940) and evaluated their effectiveness. Based on their evaluation, Ms. Thornton and Ms. Laible determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods required by the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in this report on Form N-CSR is accumulated and communicated to the registrant’s management, including the Ms. Thornton and Ms. Laible, as appropriate to allow timely decisions regarding required disclosures.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The Code of Ethics referred to in Item 2 is filed herewith.

(a)(2) Separate certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 for each principal executive officer and principal financial officer of the registrant are filed herewith.

(a)(3) Not applicable to the registrant.

(b) A single certification required by Rule 30a-2(b) under the Investment Company Act of 1940, Rule 13a-14b or Rule 15d-14(b) under the Securities Exchange Act of 1934, and Section 1350 of Chapter 63 of Title 18 of the United States Code for the chief executive officer and the chief financial officer of the registrant is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DOMINI SOCIAL INVESTMENT TRUST

By:	/s/ Amy Domini Thornton
Amy Domini Thornton President

Date: October 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Amy Domini Thornton
Amy Domini Thornton President (Principal Executive Officer)

Date: October 7, 2011

By:	/s/ Carole M. Laible
Carole M. Laible Treasurer (Principal Financial Officer)

Date: October 7, 2011